    As filed with the Securities and Exchange Commission on October 29, 2004

                                                       Registration No. ________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

        [ ] Pre-Effective Amendment No.   [ ] Post-Effective Amendment No.

                        (Check appropriate box or boxes)

                               THE MAINSTAY FUNDS
               (Exact Name of Registrant as Specified in Charter)

                   51 Madison Avenue, New York, New York 10010
               (Address of Principal Executive Offices) (Zip code)

                  Registrant's Telephone Number: (973) 394-4437

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Sander M. Bieber, Esq.
                                   Dechert LLP
                                1775 I Street, NW
                              Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement become effective on December 3, 2004 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

                               THE MAINSTAY FUNDS

                          MAINSTAY RESEARCH VALUE FUND

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                                 (800) 624-6782

           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 18, 2005

Dear Shareholder:

      The Board of Trustees of The MainStay Funds ("Trust"), a Massachusetts business trust, has called a Special Meeting of shareholders ("Special Meeting") of MainStay Research Value Fund ("Research Value Fund"). The Special Meeting is scheduled for 9:00 a.m., Eastern time, on January 18, 2005 at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, N.J. 07054.

      The purpose of the Special Meeting is for shareholders to vote on the proposed combination of the Research Value Fund with the MainStay Value Fund ("Value Fund") (each a "Fund" and collectively the "Funds"), also a series of the Trust, in a tax-free reorganization ("Reorganization"). The Board of Trustees of the Trust has reviewed the proposal, and recommends that shareholders approve the proposal.

      If the proposal is approved by shareholders, you will become a shareholder of the Value Fund on the date that the Reorganization occurs. The Board of Trustees believes that shareholders of the Research Value Fund would benefit from combining the Funds because, among other things, it may result in a combined Fund with a larger asset base, which in turn may provide greater investment opportunities and economies of scale over the long term.

      You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of each of the Funds for your evaluation.

      After careful consideration, the Board of Trustees unanimously approved the proposal and recommends that shareholders vote "FOR" the proposal.

      A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us regardless of the amount of shares of the Research Value Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on January 18, 2005. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Trust by calling toll-free 1-800-MAINSTAY (1-800-624-6782). We will get you the answers that you need promptly.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                               Sincerely,

                                               Gary E. Wendlandt

                                               President
                                               The MainStay Funds

                               THE MAINSTAY FUNDS

                          MAINSTAY RESEARCH VALUE FUND

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                                 (800) 624-6782

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         OF MAINSTAY RESEARCH VALUE FUND
                         TO BE HELD ON JANUARY 18, 2005

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders ("Special Meeting") of the MainStay Research Value Fund ("Research Value Fund"), a series of The MainStay Funds (the "Trust"), will be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, N.J. 07054, on January 18, 2005, at 9:00 a.m., Eastern time.

      At the Special Meeting you will be asked to consider and approve the following proposals:

      (1)   To approve an Agreement and Plan of Reorganization providing for:
            (i) the acquisition of all of the assets of the Research Value Fund by the MainStay Value Fund ("Value Fund"), also a series of the Trust, in exchange for shares of the Value Fund and the assumption of all liabilities of the Research Value Fund by the Value Fund; and
            (ii) the subsequent liquidation of the Research Value Fund;

      (2) To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

      You may vote at the Special Meeting if you are the record owner of shares of the Research Value Fund as of the close of business on November 22, 2004 ("Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

      Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Trust for additional information by calling toll-free 1-800-MAINSTAY (1-800-624-6782).

                                   By order of the Board of Trustees

                                   Marguerite E.H. Morrison
                                   Secretary

December 3, 2004

                           PROXY STATEMENT/PROSPECTUS

                                DECEMBER 3, 2004

                               THE MAINSTAY FUNDS

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                                 (800) 624-6782

                              PROXY STATEMENT FOR:
                          MAINSTAY RESEARCH VALUE FUND

                                 PROSPECTUS FOR:
                               MAINSTAY VALUE FUND

                                  INTRODUCTION

      This combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with the solicitation of proxies by the Board of Trustees of The MainStay Funds ("Trust"), a Massachusetts business trust, on behalf of the MainStay Research Value Fund ("Research Value Fund"), a series of the Trust, for a Special Meeting of Shareholders of the Research Value Fund ("Special Meeting"). The Special Meeting will be held on January 18, 2005, at 9:00 a.m. Eastern time, at the offices of New York Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, N.J. 07054. As is more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of the Research Value Fund into the MainStay Value Fund, also a series of the Trust (each a "Fund" and collectively the "Funds").

      Because shareholders of the Research Value Fund are being asked to approve the Reorganization Agreement that will result in a transaction in which the Research Value Fund Shareholders will ultimately hold shares of the Value Fund, this Proxy Statement also serves as a Prospectus for the Value Fund. The Research Value Fund and the Value Fund both offer Class A shares; Class B shares; and Class C shares (each a "Class"). Holders of a Class of shares of the Research Value Fund will receive shares of the same Class of shares of the Value Fund, in an amount equal to the value of their Research Value Fund shares. No contingent deferred sales charge will be imposed as a result of the Reorganization.

      This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization. A Statement of Additional Information ("SAI") relating to this Proxy Statement/Prospectus dated December 3, 2004, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies and restrictions of the Value Fund, see the Prospectus and SAI for the Value Fund, dated March 1, 2004, as supplemented from time to time, which are also incorporated by reference. For a more detailed discussion of the investment objectives, policies and restrictions of the Research Value Fund, see the Prospectus and SAI for the Research Value Fund, dated March 1, 2004, as supplemented from time to time, which also are incorporated herein by reference.

      Each Fund also provides periodic reports to its shareholders that highlight certain important information about the Funds, including investment results and financial information. The annual report dated October 31, 2003 and the semi-annual report dated April 30, 2004 for the Value Fund and the Research Value Fund are incorporated herein by reference. You may receive a copy of the most recent Prospectus, SAI, SAI relating to this Proxy Statement/Prospectus, annual report and semi-annual report for each of the Funds, without charge, by contacting NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782).

      You may copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

      THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
Summary
         The Reorganization...........................................................
         Board Recommendations........................................................
         The Trust (The MainStay Funds)...............................................
         Comparison of Investment Objectives, Strategies and Management...............
         Comparison of Fund Characteristics...........................................
         Comparison of Fees and Expenses..............................................
         Relative Performance.........................................................

COMPARISON OF INVESTMENT OBJECTIVES, TECHNIQUES AND PRINCIPAL RISKS OF
         INVESTING IN THE FUNDS.......................................................
         Investment Objectives of Each Fund...........................................
         Primary Investments of Each Fund.............................................

INFORMATION ABOUT THE REORGANIZATION..................................................
         The Reorganization Agreement.................................................
         Reasons for the Reorganization...............................................
         Board Considerations.........................................................
         Tax Considerations...........................................................
         Expenses of the Reorganization...............................................
         Material Differences in Rights of Research Value Fund Shareholders and
                  Value Fund Shareholders.............................................

HOW TO PURCHASE, SELL AND EXCHANGE SHARES.............................................
         Before You Invest: Deciding Which MainStay Class of Shares to Buy............
         Summary of Important Differences Among Share Classes.........................
         Class A Share Considerations.................................................
         Class B Share Considerations.................................................
         Class C Share Considerations.................................................
         Information on Sales Charges.................................................
         Sales Charge Reductions and Waivers on Class A Shares........................
         Information on Fees..........................................................
         Compensation to Dealers......................................................
         Buying, Selling and Exchanging MainStay Funds Shares -
                  How to Open Your MainStay Account...................................
         Investment Minimums..........................................................
         Buying and Selling MainStay Shares...........................................
         Redemptions-in-Kind..........................................................
         The Reinvestment Privilege May Help You Avoid Sales Charges..................
         Shareholder Services.........................................................
         General Policies.............................................................
         Fund Earnings................................................................
         Understand the Tax Consequences..............................................

ADDITIONAL INFORMATION ABOUT VALUE FUND...............................................
         Investment Adviser...........................................................
         Portfolio Managers...........................................................
         Performance of the Value Fund................................................
         Past Performance.............................................................

ADDITIONAL INFORMATION ABOUT THE FUNDS................................................
         Financial Highlights.........................................................
         Form of Organization.........................................................
         Distributor..................................................................
         Dividends and Other Distributions............................................
         Capitalization...............................................................

OTHER BUSINESS........................................................................

GENERAL INFORMATION...................................................................
         Solicitation of Votes........................................................
         Quorum.......................................................................
         Vote Required................................................................
         Effect of Abstentions and Broker "Non-Votes".................................
         Adjournments.................................................................
         Future Shareholder Proposals.................................................
         Record Date and Outstanding Shares...........................................
         Security Ownership to Certain Beneficial Owners and Management...............
         Information About the Funds..................................................

EXHIBITS
         Agreement and Plan of Reorganization.........................................
         Financial Highlights.........................................................
         Performance Information......................................................

                                     SUMMARY

      This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Reorganization ("Reorganization Agreement"), a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read each Fund's Prospectus.

THE REORGANIZATION

      At a meeting on September 21, 2004, the Board of Trustees approved the Reorganization Agreement. Subject to the approval of the shareholders of the Research Value Fund, the Reorganization Agreement provides for:

      - the transfer of all of the assets of the Research Value Fund to the Value Fund in exchange for shares of beneficial interest of the Value Fund;

      - the assumption by the Value Fund of all of the liabilities of the Research Value Fund;

      - the distribution of Value Fund shares to the shareholders of the Research Value Fund; and

      -     the complete liquidation of the Research Value Fund.

      The Reorganization is scheduled to be effective upon the close of business on January 21, 2005, or on a later date as the parties may agree ("Closing Date"). As a result of the Reorganization, each shareholder of the Research Value Fund will become the owner of the number of full and fractional shares of the Value Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Research Value Fund shares as of the close of business on the Closing Date. See "INFORMATION ABOUT THE REORGANIZATION" below. The Reorganization will not affect your right to purchase and redeem shares, to exchange among other series of the Trust with which you would have been able to exchange prior to the Reorganization, and to receive dividends and other distributions. For more information about the characteristics of the classes of shares offered by the Funds see "HOW TO PURCHASE, SELL AND EXCHANGE SHARES" below.

      In considering whether to approve the Reorganization; you should note that:

      -     The Funds have similar investment objectives;

      - The Funds have similar purchase options, exchange rights and redemption procedures;

      - The Research Value Fund and Value Fund have many holdings in common, with 14 of the 35 securities held by the Research Value Fund also found in the Value Fund (as of September 30, 2004). These common holdings represent 40% of the Research Value Fund's total holdings and 43.4% of the total market value of the Fund's equity securities

      - The Value Fund is the larger of the two Funds ($700.4 million in net assets for the Value Fund versus $63.5 million in net assets for the Research Value Fund as of September 30, 2004).

      Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares of the Research Value Fund entitled to vote and present in person or by proxy. See "General Information" below.

BOARD RECOMMENDATIONS

      For the reasons set forth below under the heading "Reasons For the Reorganization," the Trustees, including all of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended) (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of the shareholders of the Research Value Fund and that the interests of the Research Value Fund's existing shareholders would not be diluted as a result of the Reorganization, and therefore has submitted the Reorganization Agreement for approval to you, the shareholders of the Research Value Fund. THE BOARD RECOMMENDS THAT YOU VOTE FOR THE REORGANIZATION.

THE TRUST (THE MAINSTAY FUNDS)

      The MainStay Value Fund is a series of the Trust, an open-end management investment company organized as a Massachusetts business trust. The MainStay Research Value Fund also is a series of the Trust. The Trust offers redeemable shares in different series and classes. The Research Value Fund offers three classes of shares: Class A, Class B and Class C shares ("Classes"). In addition to offering Class A, Class B and Class C shares, the MainStay Value Fund also offers Class I, Class R1 and R2 shares. The Value Fund's Class I, R1 and R2 shares are not affected by the Reorganization and are not discussed in this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND MANAGEMENT

      This section will help you compare the investment objectives and principal investment strategies of the Research Value Fund and the Value Fund. Please be aware this is only a brief discussion. More information may be found in each Fund's Prospectus.

                                     RESEARCH VALUE FUND                            VALUE FUND
INVESTMENT OBJECTIVE      To seek long-term capital appreciation by   To realize maximum long-term total
                          investing primarily in securities of        return from a combination of capital
                          large-capitalization companies.             growth and income.

PRINCIPAL INVESTMENT      The Fund normally invests at least 80% of   The Fund normally invests in U.S.
STRATEGIES                its total assets in common stocks and       common stocks that:
                          other securities having equity
                          characteristics issued by companies with    -    MacKay Shields LLC ("MacKay
                          market capitalizations of greater than $2        Shields" or the Fund's
                          billion, where up to 20% of such portion         "Subadvisor"), the Fund's
                          may be invested in foreign securities.           Subadvisor, believes are
                          Securities with equity characteristics           "undervalued" (selling below
                          include:                                         their value) when purchased;

                          -        convertible debt,                  -    Typically pay dividends,
                                                                           although there may be
                          -        convertible preferred                   non-dividend paying stocks if
                                   securities,                             they meet the "undervalued"
                                                                               criterion;
                          -        preferred stocks, and
                                                                      -    Are listed on a national
                          -        warrants and rights.                    securities exchange or are traded
                                                                           in the over-the-counter market.

                          The Fund's Subadvisor, Fund Asset           Usually, stocks deemed by the
                          Management, L.P., d/b/a Mercury Advisors    Subadvisor to be at full value will be
                          ("Mercury" or the Fund's "Subadvisor"),     replaced with new, "undervalued"
                          generally seeks to select securities it     stocks.  When assessing whether a
                          believes are undervalued in relation to     stock is undervalued, the Subadvisor
                          their intrinsic value as indicated by       considers many factors and will
                          multiple factors, including the earnings    compare the stock's market price to:
                          and cash flow potential or the asset
                          value of the respective issuers. The        -    the company's cash flow and
                          Subadvisor also considers growth

                                      RESEARCH VALUE FUND                              VALUE FUND
                          ----------------------------------------    ----------------------------------------------
                          and new products on a selective basis.           interest coverage ratios;

                                                                      -    the company's book value;

                                                                      -    estimated value of the
                                                                           company's assets (liquidating
                                                                           value); and

                                                                      -    growth rates and future
                                                                           earnings.

                                                                           The Subadvisor may sell a security if it
                                                                           no longer believes that the security will
                                                                           contribute to meeting the investment
                                                                           objective of the Fund. In considering
                                                                           whether to sell a security, the
                                                                           Subadvisor may evaluate, among other
                                                                           things, the condition of the economy,
                                                                           meaningful changes in the issuer's financial
                                                                           condition, and changes in the condition and
                                                                           outlook of the issuer's industry.

INVESTMENT MANAGER                    NYLIM                                NYLIM
SUBADVISOR                            Mercury                              MacKay Shields LLC
PORTFOLIO MANAGERS                    Joel Heymsfeld                       Richard A. Rosen

     As the above chart illustrates, the Funds invest in substantially similar types of securities (i.e., value stocks). Both the Research Value and Value funds are categorized in the Large-Value peer category by Morningstar, Inc., and evaluate their performance against the same benchmark (the Russell 1000(R) Value Index). The Funds also have common portfolio holdings. The primary difference between the Funds is that the Research Value Fund's investment objective is to achieve long-term capital appreciation, through investing primarily in securities of large capitalization companies, while the Value Fund seeks to realize maximum long-term total return from a combination of capital growth and income.

COMPARISON OF FUND CHARACTERISTICS

      The following table compares certain characteristics of the Research Value Fund and the Value Fund as of September 30, 2004.

                                                 RESEARCH VALUE FUND                           VALUE FUND
                                      -----------------------------------------   ------------------------------------
NET ASSETS                                          $63.5 million                             $700.4 million
NUMBER OF HOLDINGS                                        35                                        73
PORTFOLIO COMPOSITION                 Common Stock                     (100.1%)   Common Stock                 (84.9%)
(as a percentage of net assets):      Liabilities in Excess of Cash     (-0.1%)   Foreign Common Stock          (5.5%)
                                      or Other Assets
                                                                                  Convertible Preferred         (2.3%)
                                                                                  Stocks
                                                                                  Options                       (0.1%)
                                                                                  Cash and Other Assets         (7.2%)
                                                                                  (less liabilities)

                                                 RESEARCH VALUE FUND                            VALUE FUND
                                      ----------------------------------------    -----------------------------------
TOP INDUSTRIES                        Pharmaceuticals                  (11.2%)    Insurance                    (9.6%)
(as a percentage of net assets):      Oil and Gas                      (10.4%)    Oil and Gas                  (9.5%)
                                      Commercial Banks                  (8.0%)    Commercial Banks             (8.0%)
                                      Insurance                         (6.0%)    Diversified                  (7.9%)
                                                                                  Telecommunications
                                                                                  Services
                                      Food Products                     (5.9%)    Capital Markets              (6.5%)
                                      ChevronTexaco Corp.               (3.5%)    Citigroup Inc.               (3.4%)
TOP 10 HOLDINGS                       ConocoPhillips                    (3.4%)    Bank of America Corp.        (2.9%)
(as a percentage of net assets):      ExxonMobil Corp.                  (3.4%)    Verizon Communications       (2.5%)
                                                                                  Inc.
                                      Weyerhaeuser Co.                  (3.4%)    Computer Sciences Corp.      (2.3%)
                                      Kimberly-Clark Corp.              (3.3%)    ExxonMobil Corp.             (2.3%)
                                      Verizon Communications Inc.       (3.3%)    CVS Corp.                    (2.2%)
                                      Ingersoll-Rand Co.                (3.2%)    ConocoPhillips               (2.2%)
                                      Lehman Brothers Holdings, Inc.    (3.2%)    ChevronTexaco Corp.          (2.1%)
                                      Xerox Corp.                       (3.2%)    Pfizer Inc.                  (2.1%)
                                      J.C. Penney Co., Inc.             (3.1%)    Transocean, Inc.             (2.1%)



COMPARISON OF FEES AND EXPENSES

      The following discussion describes and compares the fees and expenses of the Funds. Expenses of the Funds are based upon the operating expenses for the period ended April 30, 2004. Pro forma fees show estimated fees of Value Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

            SHAREHOLDER FEES
     (FEES PAID DIRECTLY FROM YOUR                                                               PRO FORMA COMBINED
              INVESTMENTS)                RESEARCH VALUE FUND            VALUE FUND                  VALUE FUND
----------------------------------        -------------------            ----------              ------------------
Maximum Sales Charge (Load) Imposed on          Class A                    Class A                    Class A
Purchases                                       5.50%                      5.50%                      5.50%
                                                Class B                    Class B                    Class B
                                                None                       None                       None
                                                Class C                    Class C                    Class C
                                                None                       None                       None
Maximum Deferred Sales Charge (Load)            Class A                    Class A                    Class A
(as a percentage of the lesser of the           None                       None                       None
original offering price or redemption           Class B                    Class B                    Class B
proceeds)+                                      5.00%                      5.00%                      5.00%
                                                Class C                    Class C                    Class C
                                                1.00%                      1.00%                      1.00%

Exchange Fee(1)                                 Class A                    Class A                    Class A
                                                None                       None                       None
                                                Class B                    Class B                    Class B
                                                None                       None                       None
                                                Class C                    Class C                    Class C
                                                None                       None                       None
Maximum Account Fee                             Class A                    Class A                    Class A
                                                None                       None                       None
                                                Class B                    Class B                    Class B
                                                None                       None                       None
                                                Class C                    Class C                    Class C
                                                None                       None                       None

(1) Except for systematic exchanges processed via the Fund's transfer agent's automated system or website, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 Exchange Fee may be imposed per exchange.

(+) Generally, Class A shares are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

  ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM                                                                            PRO FORMA COMBINED
           FUND ASSETS)                         RESEARCH VALUE FUND                  VALUE FUND                  VALUE FUND
---------------------------------          -----------------------------     ------------------------     -----------------------
Management Fees                            Class A               0.85%(1)    Class A          0.64%(2)    Class A        0.62%(2)
                                           Class B               0.85%(1)    Class B          0.64%(2)    Class B        0.62%(2)
                                           Class C               0.85%(1)    Class C          0.64%(2)    Class C        0.62%(2)
Distribution and/or service
   (12b-1) Fees(3)                         Class A               0.25%       Class A          0.25%       Class A        0.25%
                                           Class B               1.00%       Class B          1.00%       Class B        1.00%
                                           Class C               1.00%       Class C          1.00%       Class C        1.00%
Other Expenses                             Class A               0.85%       Class A          0.49%       Class A        0.43%
                                           Class B               0.85%       Class B          0.49%       Class B        0.43%
                                           Class C               0.85%       Class C          0.49%       Class C        0.43%
Total Annual Operating Expenses            Class A               1.95%(4)    Class A          1.38%(5)    Class A        1.30%(5)
                                           Class B               2.70%(4)    Class B          2.13%(5)    Class B        2.05%(5)
                                           Class C               2.70%(4)    Class C          2.13%(5)    Class C        2.05%(5)

(1) The management fee for the Research Value Fund is an annual percentage of the Fund's average daily net assets as follows: 0.85% up to $500 million and 0.80% in excess of $500 million. Effective August 1, 2004, NYLIM has voluntarily agreed to waive 0.05% of its management fee. This voluntary management fee waiver may be discontinued at any time without notice.

(2) The management fee for the Value Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% up to $200 million; 0.65% from $200 to $500 million; and 0.50% in excess of $500 million.

(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Funds, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(4) Prior to December 1, 2004, NYLIM had voluntarily agreed to reimburse the Research Value Fund's expenses to the extent that total annual fund operating expenses exceed 1.70% of average daily net assets for Class A shares and 2.45% of average daily net assets for Class B and C shares. As a result, for the fiscal period ended October 31, 2003, the management fee paid was 0.60%, and total annual fund operating expenses were 1.70% for Class A shares and 2.45% for Class B and C shares. Effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the Research Value Fund's expenses to the extent that total annual fund operating expenses exceed 1.37% of average daily net assets for Class A shares and 2.12% of average daily net assets for Class B and C shares. These voluntary expense limitations may be discontinued at any time without notice.

(5) Effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the Value Fund's expenses to the extent that total annual fund operating expenses exceed 1.22% of average daily net assets for Class A shares and 1.97% of average daily net assets for Class B and C shares. These voluntary expense limitations may be discontinued at any time without notice.

EXAMPLE

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay at the end of each time period shown or if you continued to hold them. The examples also assume that your investment has a 5% return each year, that each Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

FUND AND CLASS                    1 YEAR                      3 YEARS                         5 YEARS
--------------           --------------------------  ----------------------------    ---------------------------
                                        Assuming                      Assuming
                                       Redemption                    Redemption
                         Assuming no  at the end of  Assuming no    at the end of    Assuming no     Assuming no
                         redemption    each period   Redemption      each period     redemption      redemption
RESEARCH VALUE FUND
     Class A(1)            $  737        $  737        $1,129          $1,129          $1,544          $1,544
     Class B(1)            $  273        $  773        $  838          $1,138          $1,430          $1,630
     Class C(1)            $  273        $  373        $  838          $  838          $1,430          $1,430

VALUE FUND
     Class A(1)            $  683        $  683        $  963          $  963          $1,264          $1,264
     Class B(1)            $  216        $  716        $  667          $  967          $1,144          $1,344
     Class C(1)            $  216        $  316        $  667          $  667          $1,144          $1,144

PRO FORMA VALUE FUND(2)
     Class A(1)            $  675        $  675        $  939          $  939          $1,224          $1,224
     Class B(1)            $  208        $  708        $  643          $  943          $1,103          $1,303
     Class C(1)            $  208        $  308        $  643          $  643          $1,103          $1,103
FUND AND CLASS                       10 YEARS
--------------            ----------------------------
                                           Assuming
                                          Redemption
                          Assuming no    at the end of
                          redemption     each period
RESEARCH VALUE FUND
     Class A(1)             $2,700          $2,700
     Class B(1)             $2,851          $2,851
     Class C(1)             $3,032          $3,032

VALUE FUND
     Class A(1)             $2,116          $2,116
     Class B(1)             $2,271          $2,271
     Class C(1)             $2,462          $2,462

PRO FORMA VALUE FUND(2)

     Class A(1)             $2,032          $2,032
     Class B(1)             $2,187          $2,187
     Class C(1)             $2,379          $2,379


----------
(1) Does not reflect fee waiver.

(2) Assuming the reorganization of the Research Value Fund into the Value Fund.

      The management fee for the Research Value Fund is an annual percentage of the Fund's average daily net assets as follows: 0.85% up to $500 million and 0.80% in excess of $500 million. Effective August 1, 2004, NYLIM has voluntarily agreed to waive an additional 0.05% of the management fee paid by the Research Value Fund. This voluntary management fee waiver may be discontinued at any time without notice. The management fee for the Value Fund is an annual percentage of the Fund's average daily net assets as follows: 0.72% up to $200 million; 0.65% from $200 to $500 million; and 0.50% in excess of $500 million.

      Effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the Research Value Fund's expenses to the extent that total annual fund operating expenses exceed 1.37% of average daily net assets for Class A shares and 2.12% of average daily net assets for Class B and C shares. Similarly, NYLIM has voluntarily agreed to reimburse the Value Fund's expenses to the extent that total annual fund operating expenses exceed 1.22% of average daily net assets for Class A shares and 1.97% of average daily net assets for Class B and C shares. These voluntary expense limitations may be discontinued at any time without notice.

      NYLIM pays to Mercury a sub-advisory fee of 0.425% on assets up to $250 million; 0.3825% on assets from $250 million to $500 million; and 0.340% on assets in excess of $500 million for its services as Subadviser to the Research Value Fund. NYLIM pays to MacKay Shields a sub-advisory fee of 0.360% on assets up to $200 million; 0.325% on assets from $200 million to $500 million; and 0.250% on assets in excess of $500 million for its services as Subadviser to the Value Fund.

RELATIVE PERFORMANCE

      The following table shows the average annual total return for Class B shares of each Fund and each Fund's comparative index since the inception of the Research Value Fund, and for the past ten years for the Value Fund. Performance data for other classes will vary based on differences in their fee and expense structures. Average annual total return is shown for each calendar year since 1999 in the case of the Research Value Fund (which commenced operation on June 1, 1998) and since 1994 in the case of the Value Fund. The indices listed below have an inherent performance advantage over the Funds, since an index incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges.

Calendar Year/               Research Value          Russell 1000(R)                              Russell 1000(R)
Period Ended                     Fund                 Value Index(1)           Value Fund          Value Index(1)
------------                 --------------          ---------------           ----------         ---------------
12/31/94                           n/a                    -1.98%                  -0.22%               -1.98%
12/31/95                           n/a                    38.36%                  28.01%               38.36%
12/31/96                           n/a                    21.64%                  21.11%               21.64%
12/31/97                           n/a                    35.18%                  21.29%               35.18%
12/31/98                           n/a                    15.63%                  -8.09%               15.63%
12/31/99                         17.56%                    7.35%                   7.51%                7.35%
12/31/00                         14.03%                    7.01%                  11.05%                7.01%
12/31/01                         -6.84%                   -5.59%                  -2.45%               -5.59%
12/31/02                        -28.62%                  -15.52%                 -22.76%              -15.52%
12/31/03                         22.44%                   30.03%                  26.73%               30.03%

----------
(1) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

     COMPARISON OF INVESTMENT OBJECTIVES, TECHNIQUES AND PRINCIPAL RISKS OF
                             INVESTING IN THE FUNDS

      The following discussion comparing investment objectives, techniques, restrictions, and principal risks of the Research Value Fund and the Value Fund is based upon and qualified in its entirety by the respective investment objectives, techniques, restrictions and principal risks sections of the Prospectuses of the Research Value Fund and the Value Fund, each dated March 1, 2004.

INVESTMENT OBJECTIVES OF EACH FUND

      The investment objective of the Research Value Fund is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies. The investment objective of the Value Fund is to realize maximum long-term total return from a combination of capital growth and income.

PRIMARY INVESTMENTS OF EACH FUND

      The Research Value Fund normally invests at least 80% of its total assets in common stocks and other securities having equity characteristics issued by companies with market capitalizations of greater than $2 billion, where up to 20% of such portion may be invested in foreign securities. Securities with equity characteristics include:

         -        convertible debt,

         -        convertible preferred securities,

         -        preferred stocks, and

         -        warrants and rights.

      The Fund's Subadvisor, Mercury, generally seeks to select securities it believes are undervalued in relation to their intrinsic value as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Subadvisor also considers growth and new products on a selective basis.

      The Value Fund normally invests in U.S. common stocks that:

         - MacKay Shields LLC ("MacKay Shields" or the Fund's "Subadvisor"), the Fund's Subadvisor, believes are "undervalued" (selling below their value) when purchased;

         - Typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criterion;

         - Are listed on a national securities exchange or are traded in the over-the-counter market.

      Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

         -        the company's cash flow and interest coverage ratios;

         -        the company's book value;

         -        estimated value of the company's assets (liquidating value);
                  and

         -        growth rates and future earnings.

      The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook of the issuer's industry.

      Further information about each Fund's principal investment strategies and risks is set forth below.

Equity Securities. Both Funds invest in equity securities. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy the equity securities of a corporation you become a part owner of the issuing corporation. Equity securities may be bought on stock exchanges, such as the New York Stock Exchange and the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as The Nasdaq Stock Market, Inc. There are many different types of equity securities, including:

-     common and preferred stocks;

-     convertible securities; and

-     American Depositary Receipts (ADRs).

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

The risks involved with investing in common stocks and other equity securities include:

- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.

- Security selection: A manager may not be able to consistently select the equity securities that appreciate in value, or to anticipate changes which can adversely affect the value of a Fund's holdings. Investments in smaller companies may be more volatile than investments in larger companies.

Value Stocks. Both Funds invest in value stocks. The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions. Therefore, the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Foreign Securities. The Value Fund may invest in foreign securities. Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Foreign securities in which the Fund invests may be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

Convertible Securities. The Research Value Fund may invest in convertible securities. Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Fund could lose its entire investment.

Portfolio Turnover. Due to their trading strategies, each Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes if you hold shares in a taxable account, even if you do not sell any shares by year-end).

Temporary Defensive Investments. In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment focus. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, a Fund may invest without limit in cash or money market and other short-term instruments.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

      The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A.

      The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of the Research Value Fund in exchange for shares of beneficial interest of the Value Fund and the assumption by the Value Fund of all of the Research Value Fund liabilities; and (ii) the distribution of shares of the Value Fund to shareholders of the Research Value Fund, as provided for in the Reorganization Agreement. The Research Value Fund will then be liquidated.

      After the Reorganization, each shareholder of the Research Value Fund will own shares of the Value Fund having an aggregate value equal to the aggregate value of the shares in the Research Value Fund held by that shareholder as of the Closing Date. The Research Value Fund offers three classes of shares: Class A shares, Class B shares and Class C shares. The Value Fund offers six classes of shares: Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares. Holders of a Class of shares of the Research Value Fund will receive the same Class of shares of the Value Fund in an amount equal to the value of their Research Value Fund shares.

      Until the Closing Date, shareholders of the Research Value Fund will continue to be able to redeem or exchange their shares. Redemption requests received after the Closing Date will be treated as requests received by the Value Fund for the redemption or exchange of its shares.

      The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Research Value Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Exhibit A to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

      The Reorganization is one of several reorganizations that are planned among the MainStay Family of Funds. NYLIM has proposed the consolidation of several of the MainStay Family of Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the MainStay Family of Funds, thereby eliminating inefficiencies and confusion about overlapping funds. NYLIM also believes that the reorganizations may benefit Fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

      The proposed Reorganization was presented to the Board of Trustees of the Trust for consideration at a meeting held on September 21, 2004. For the reasons discussed below, the Trustees, including all of the Independent Trustees, determined that the interests of the shareholders of the Research Value Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Fund.

      As shareholders of the Value Fund, shareholders will be able to continue to exchange into the MainStay Family of Funds that offer the same Class of shares in which such shareholder is currently invested.

BOARD CONSIDERATIONS

      The Board of Trustees of the Trust, in recommending the proposed transaction, considered a number of factors, including the following:

      - the similarity of investment objectives and strategies of the Value Fund with those of the Research Value Fund;

      - the relative investment performance of the Value Fund as compared to the Research Value Fund;

      - expense ratios and information regarding fees and expenses of the Research Value Fund and the Value Fund;

      - the plans of management to reduce overlap in funds in the MainStay Family of Funds;

      -     the potential benefits of the transaction to shareholders;

      -     the relative size of the Funds;

      - whether the Reorganization would dilute the interests of the Research Value Fund's current shareholders;

      - the fees or expenses that will be borne directly or indirectly by the Funds in connection with the merger; and

      - the tax consequences of the Reorganization to the Research Value Fund and its shareholders, including the tax-free nature of the transaction.

      The Board of Trustees also considered the future potential benefits to the Manager in that its costs to administer both Funds may be reduced if the Reorganization is approved.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS

      The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Research Value Fund nor its shareholders, nor the Value Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

      Immediately prior to the Reorganization, the Research Value Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Research Value Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Research Value Fund's shareholders.

EXPENSES OF THE REORGANIZATION

NYLIM will bear the cost of the Reorganization.

MATERIAL DIFFERENCES IN RIGHTS OF RESEARCH VALUE FUND SHAREHOLDERS AND VALUE FUND SHAREHOLDERS

Each Fund is organized as a series of a Massachusetts business trust and is governed by the same Declaration of Trust and Bylaws. As such, there are no material differences in the rights of either Fund's shareholders.

                    HOW TO PURCHASE, SELL AND EXCHANGE SHARES

      The following pages are intended to help you understand the costs associated with buying, holding and selling your Value Fund investments.

BEFORE YOU INVEST:

DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

      This Proxy Statement/Prospectus offers Class A, B and C shares of the Value Fund. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of the Fund, the share classes available to you may vary.

      The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

         -        how much you plan to invest;

         -        how long you plan to hold your shares;

         -        total expenses associated with each class of shares;

         - whether you qualify for any reduction or waiver of sales charge.

      As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of the Value Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for the Fund are presented earlier in this Proxy Statement/Prospectus in the tables titled, "Comparison of Fees and Expenses" under the heading, "Annual Operating Expenses." As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

         - DISTRIBUTION AND/OR SERVICE (12B-1) FEE-named after the SEC rule that permits their payment, "12b-1 fees" are paid by the Value Fund to Distributor for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

      The key point to keep in mind about 12b-1 fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.

      In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Value Fund typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for the Fund are presented earlier in this Proxy/Statement Prospectus in the tables titled, "Comparison of Fees and Expenses," under the heading, "Shareholder Fees." Such charges and fees include:

   - INITIAL SALES CHARGE-also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

   - CONTINGENT DEFERRED SALES CHARGE-also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.

      Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail herein. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

SUMMARY OF IMPORTANT DIFFERENCES AMONG SHARE CLASSES

                                                                 CLASS A              CLASS B               CLASS C
Initial sales charge                                               Yes                   No                   No

Contingent deferred sales charge                                 None(1)           Sliding scale         1% on sale of
                                                                                  during the first    shares held for one
                                                                                  six years after        year or less
                                                                                      purchase

Ongoing                                                           0.25%                0.75%                 0.75%
service                                                                             distribution         distribution
and/or                                                                           and 0.25% service     and 0.25% service
distribution fee                                                                   (1.00% total)         (1.00% total)
(Rule 12b-1 fee)

Shareholder service fee                                           None                  None                 None

Redemption fee        None         None            None

Conversion feature     No          Yes              No

Purchase maximum(2)   None       $100,000        $500,000

      1. Except on certain redemptions on purchases of $1 million or more made without an initial sales charge.

      2. Per transaction. Does not apply to purchases by certain retirement plans.

            The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, the Value Fund has a sales charge and expense structure that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares are more economical if you intend to invest larger amounts ($100,000 or more) and hold your shares long-term (more than 6 years). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less).

CLASS A SHARE CONSIDERATIONS

            When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Reducing the Initial Sales Charge on Class A Shares").

            Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS

            You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

            Due to the availability of sales charge discounts for Class A shares and the higher ongoing fees for Class B shares, Class A shares of the Fund will be more economical than Class B if you intend to invest and hold for a long-term period more than $100,000. There may be other circumstances under which Class B shares are not the most economical choice; you should analyze your particular situation and options carefully with your financial advisor before you invest.

            The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

            In most circumstances, you will pay a contingent deferred sales charge (CDSC) if you sell Class B shares within six years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the Statement of Additional Information.

            Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

            If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most Funds.

            When you sell Class B shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

            Class B shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. This reduces service and/or distribution fees.

            If you owned your Class B shares of the Fund on October 24, 1997, when the conversion feature was implemented, they will be converted on or about December 31, 2005.

            The Fund expects all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Funds reserve the right to modify or eliminate this share class conversion feature.

CLASS C SHARE CONSIDERATIONS

            You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

            In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

            As is the case with Class B shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

            Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

            The Fund will generally not accept a purchase order for Class C shares in the amount of $500,000 or more.

INFORMATION ON SALES CHARGES

            Class A Shares

            The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers on Class A Shares." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

                        SALES CHARGES AS A PERCENTAGE OF     TYPICAL DEALER
                        --------------------------------    CONCESSION AS A %
                        OFFERING PRICE   NET INVESTMENT     OF OFFERING PRICE
                        --------------   --------------     -----------------
PURCHASE AMOUNT
Less than $50,000           5.50%             5.82%              4.75%
$50,000 to $99,999          4.50%             4.71%              4.00%
$100,000 to $249,999        3.50%             3.63%              3.00%
$250,000 to $499,999        2.50%             2.56%              2.00%
$500,000 to $999,999        2.00%             2.04%              1.75%
$1,000,000 or more**         None             None                None

            ** No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

            Class B Shares

            Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

                                      CONTINGENT DEFERRED SALES CHARGE
                                      (CDSC) AS A % OF AMOUNT REDEEMED
FOR SHARES SOLD IN THE:                     SUBJECT TO CHARGE
First year                                       5.00%
Second year                                      4.00%
Third year                                       3.00%
Fourth year                                      2.00%
Fifth year                                       2.00%
Sixth year                                       1.00%
Thereafter                                       None

            There are exceptions, which are described in the Statement of Additional Information.

            CLASS C SHARES

            Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

            COMPUTING CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C

            A CDSC may be imposed on redemptions of Class B and Class C shares of the Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

            However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

      - the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

      - the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

      - increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.

            There are exceptions, which are described in the Statement of Additional Information.

SALES CHARGE REDUCTIONS AND WAIVERS ON CLASS A SHARES

            Reducing the Initial Sales Charge on Class A Shares through Breakpoint Discounts

            As the sales charge tables above show, the larger your investment, the lower your initial sales charge on Class A shares. There is no initial sales charge for investments of $1 million or more. Each investment threshold that qualifies for a lower sales charge is known as a "breakpoint." You may be able to qualify for a breakpoint on the basis of a single purchase, or by aggregating the amounts of more than one purchase in the following ways:

      Letter of Intent

      A "letter of intent" allows you to qualify for a breakpoint discount with respect to a current purchase, based on the total amount of purchases you intend to make in the near future. You can sign a Letter of Intent, in which you agree to invest a certain amount (your goal) in one or more series of the Trust ("MainStay Funds") over a 24-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal (but you will not be entitled to a rebate of any sales charge paid on those purchases). Your goal must be at least $100,000, and, if you do not meet your goal within the 24-month period, the higher sales charge will be deducted from your account.

      Rights of Accumulation

      A "right of accumulation" allows you to qualify for a breakpoint with respect to a current purchase based on the total value of your previous purchases. You can count towards the amount of your investment your total account value in all share classes of MainStay Funds (except shares in the MainStay Cash Reserves Fund or MainStay Money Market Fund that were not previously invested in another MainStay Fund). For example, if you have $45,000 invested in Class C shares of each of two different MainStay Funds and you wish to invest an additional $10,000 in one of those Funds or another MainStay Fund, you can invest that $10,000 in Class A shares and pay the reduced sales charge rate normally applicable to a $100,000 investment. We may terminate or change this privilege at any time upon written notice.

      Combine with Family Members

      You can also count towards the amount of your investment all investments in one or more of the MainStay Funds, in any class of shares, by your spouse and your children under age 21 ("Family Members"), including their Rights of Accumulation and goals under a Letter of Intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. See "Purchase, Redemption, Exchanges and Repurchase-Reduced Sales Charges" in the Statement of Additional Information.

      Your Responsibility

      To receive the reduced sales charge, you must tell your financial advisor or us about any eligible amounts under Rights of Accumulation or a Letter of Intent that you and your Family Members have at the time of your initial or subsequent purchase. For example, if an initial investment that was less than $1 million grows to over $1 million, you must tell us that you qualify to purchase Class A shares without an initial sales charge when you make a subsequent investment. IF YOU DO NOT LET YOUR FINANCIAL ADVISOR OR US KNOW OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A REDUCTION, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED. You may be required to provide verification of holdings (such as copies of documents that reflect the original purchase cost of your other holdings) that qualify you for a sales charge reduction.

      Group Retirement Plan Purchases

            You will not pay an initial sales charge if you purchase shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

                  -     50 or more participants; or

                  - an aggregate investment in shares of any class of the Funds of $1,000,000 or more.

            If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

            Purchases Through Financial Services Firms

            You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Trust has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Funds through these firms.

            529 Plans

            When shares of the Fund are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

            Other Waivers

            There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Trust and of New York Life and their affiliates. These categories are described in the Statement of Additional Information.

            Contingent Deferred Sales Charge

            If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

            For more information about these considerations, call your financial advisor or the Funds' transfer agent, MainStay Shareholder Services (MSS), a division of NYLIM Service Company LLC and an affiliate of NYLIM, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase-Contingent Deferred Sales Charge, Class A" in the Statement of Additional Information.

INFORMATION ON FEES

            Rule 12b-1 Plans

            The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A plan typically provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

COMPENSATION TO DEALERS

            Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such compensation varies depending upon the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

      - The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

      - The Distributor or an affiliate, from its own resources, pays a sales concession of up to 1.00% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

      - From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.

      - The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

      - The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

      - In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

      - The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

            Payments made from the Distributor's or an affiliate's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemptions. For more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor.

BUYING, SELLING AND EXCHANGING MAINSTAY FUNDS SHARES

HOW TO OPEN YOUR MAINSTAY ACCOUNT

            Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the Fund, P.O. Box 8401, Boston, Massachusetts 02266-8401. If your initial investment is at least $5,000, have your financial advisor place your order by phone. If you place your order by phone, MSS must receive your completed application and check in good order within three business days.

            Good order means all the necessary information, signatures and documentation have been received.

            All Classes

            You buy shares at net asset value (NAV) (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm Eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MSS receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Funds.

            When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

VERIFICATION OF IDENTITY

            To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

      -     Name;

      -     Date of birth (for individuals);

      - Residential or business street address (although post office boxes are still permitted for mailing); and

      - Social security number, taxpayer identification number, or other identifying number.

            You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

            FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

            After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

            The following minimums apply if you are investing in the Funds. A minimum initial investment amount may be waived for purchases by the Board, Directors and employees of New York Life and its affiliates and subsidiaries. The Fund may also accept additional investments of smaller amounts at their discretion.

            Class A, B and C Shares

            The following minimums apply if you are investing in Class A, B or C shares of the Funds:

      - $1,000 for initial and $50 for subsequent purchases of any single MainStay Fund, or

      - if through a monthly systematic investment plan, $500 for initial and $50 for subsequent purchases.

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT-INDIVIDUAL SHAREHOLDERS

                                HOW                                                   DETAILS
                                ---                                                   -------
BY WIRE:        You or your registered representative should            The wire must include:
                call MSS toll-free at 1-800-MAINSTAY
                (1-800-624-6782) to obtain an account number            -     name(s) of investor(s);
                and wiring instructions. Wire the purchase
                amount to:                                              -     your account number; and
                State Street Bank and Trust Company
                                                                        -     Fund Name and Class of shares.

                -     ABA #011-0000-28                                  Your bank may charge a fee for the wire transfer.

                -     MainStay Funds (DDA #99029415)

                -     Attn: Custody and Shareholder Services

                To buy shares the same day, MSS must receive your wired money by 4 pm eastern time.

BY PHONE:       Have your investment professional call MSS              MSS must receive your application and check,
                toll-free at 1-800-MAINSTAY (1-800-624-6782)            payable to MainStay Funds, in good order
                between 8 am and 6 pm Eastern time any day              within three business days. If not, MSS can
                the New York Stock Exchange is open. Call               cancel your order and hold you liable for
                before 4 pm to buy shares at the current                costs incurred in placing it.
                day's NAV.

                                                                        -     $5,000 minimum.

                                                                        Be sure to write on your check:

                                                                        -     Fund name and Class of shares;

                                                                        -     your account number; and

                                                                        -     name(s) of investor(s).

BY MAIL:        Return your completed MainStay Funds                    Make your check payable to MainStay Funds.
                Application with a check for the
                amount of your investment to:                           -        $1,000 minimum
                MainStay Funds
                P.O. Box 8401                                           Be sure to write on your check:
                Boston, MA 02266-8401
                                                                        -        name(s) of investor(s); and

                                                                        -        Fund name and Class of shares.



BUYING ADDITIONAL SHARES OF THE FUNDS-INDIVIDUAL SHAREHOLDERS

                                HOW                                                   DETAILS
                                ---                                                   -------
BY WIRE:        Wire the purchase amount to:                            The wire must include:
                State Street Bank and Trust Company.
                                                                        -     name(s) of investor(s);
                -     ABA #011-0000-28
                                                                        -     your account number; and
                -     The MainStay Funds (DDA #99029415)
                                                                        -     Fund name and Class of shares.

                -     Attn: Custody and Shareholder Services.           Your bank may charge a fee for the wire transfer.

                To buy shares the same day, MSS must receive your wired money by 4 pm eastern time.

ELECTRONICALLY: Call MSS toll-free at 1-800-MAINSTAY                    Eligible investors can purchase shares by
                (1-800-624-6782) between 8 am and 6 pm                  using electronic debits from a designated
                eastern time any day the New York Stock                 bank account.
                Exchange is open to make an ACH purchase;
                call before 4 pm to buy shares at the
                current day's NAV; or

                Visit us at www.mainstayfunds.com.

BY MAIL:        Address your order to:                                  Make your check payable to MainStay Funds.

                MainStay Funds

                P.O. Box 8401                                           -     $50 minimum (for Class A, B and C shares).
                Boston, MA 02266-8401
                                                                        Be sure to write on your check:
                Send overnight orders to:
                MainStay Funds                                          -     name(s) of investor(s);
                c/o Boston Financial
                Data Services                                           -     your account number; and
                66 Brooks Drive
                Braintree, MA 02184                                     -     Fund name and Class of shares.


SELLING SHARES-INDIVIDUAL SHAREHOLDERS

                                HOW                                                   DETAILS
                                ---                                                   -------

BY CONTACTING YOUR FINANCIAL ADVISOR:                                   -     You may sell (redeem) your shares through your
                                                                              financial advisor or by any of the methods
                                                                              described below.

BY PHONE:       TO RECEIVE PROCEEDS BY CHECK:                           -     MSS will only send checks to the account owner at
                Call MSS toll-free at 1-800-                                  the owner's address of record and generally will
                MAINSTAY (1-800-624-6782) between                             not send checks to addresses on record for 30 days
                8 am and 6 pm Eastern time any day                            or less.
                the New York Stock Exchange is open.
                Call before 4 pm Eastern time to sell                   -     The maximum order MSS can process by phone is
                shares at the current day's NAV.                              $100,000.

                TO RECEIVE PROCEEDS BY WIRE:                            -     Generally, after receiving your sell order by
                Call MSS toll-free at 1-800-                                  phone, MSS will send the proceeds by bank wire to
                MAINSTAY (1-800-624-6782) between                             your designated bank account the next business
                8 am and 6 pm Eastern time any day                            day, although it may take up to seven days to do
                the New York Stock Exchange is open.                          so. Your bank may charge you a fee to receive the
                Eligible investors may sell shares                            wire transfer.
                and have proceeds electronically
                credited to a designated bank account.                  -     MSS must have your bank account information on
                                                                              file.

                                                                        -     There is an $11 fee for wire redemptions.

                                                                        -     The minimum wire transfer amount is $1,000.



                TO RECEIVE PROCEEDS ELECTRONICALLY                      -     MSS must have your bank account information on
                BY ACH:                                                       file.
                Ball MSS toll-free at 1-800-
                CAINSTAY (1-800-624-6782) between                       -     Proceeds may take 2-3 days to reach your bank
                8 am and 6 pm Eastern time any day                            account.
                banks and the New York Stock Exchange
                are open.                                               -     There is no fee from MSS for this transaction.

                                                                        -     The maximum ACH transfer amount is $100,000.


  BY MAIL:      Address your order to:                                  Write a letter of instruction that includes:
                MainStay Funds
                P.O. Box 8401                                           -     your name(s) and signature(s);
                Boston, MA 02266-8401
                                                                        -     your account number;
                Send overnight orders to:
                MainStay Funds                                          -     Fund name and Class of shares; and
                c/o Boston Financial
                Data Services                                           -     dollar or share amount you want to sell.
                66 Brooks Drive
                Braintree, MA 02184                                     Obtain a MEDALLION SIGNATURE GUARANTEE or
                                                                        other documentation, as required.

                                                                        There is a $15 fee for checks mailed to you via
                                                                        overnight service.



            Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

            Convenient, yes . . . but not risk-free.

            Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that The MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MSS fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

      -     all phone calls with service representatives are tape recorded; and

      - written confirmation of every transaction is sent to your address of record.

            MSS and the Fund reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

REDEMPTIONS-IN-KIND

            The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the applicable Fund's portfolio.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

            When you sell shares, you have the right-for 90 days-to reinvest any or all of the money in the same class of any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting.

SHAREHOLDER SERVICES

            Automatic Services

            Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

            Systematic Investing-Individual Shareholders Only

            MainStay offers three automatic investment plans:

1. AutoInvest

   If you obtain authorization from your bank, you can automatically debit your designated bank account to:

                        -     make regularly scheduled investments; and/or

                        -     purchase shares whenever you choose.

2. Dividend reinvestment

   Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

   If your employer offers this option, you can make automatic investments through payroll deduction.

      Systematic Withdrawal Plan-Individual Shareholders Only

            Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request and shares must not be in certificate form.

            The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

            MSS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

            Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

            Exchanging Shares Among MainStay Funds

            You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. You may not exchange shares between classes. If you sell Class B or Class C shares and then buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares.

            You also may exchange shares of a MainStay Fund for shares of the same class, if offered, of any of the following funds, which are offered in different prospectuses:

- MainStay All Cap Growth Fund                - MainStay International Equity Fund
- MainStay All Cap Value Fund                 - MainStay MAP Fund
- MainStay Asset Manager Fund                 - MainStay Mid Cap Growth Fund
- MainStay Balanced Fund                      - MainStay Mid Cap Opportunity Fund
- MainStay Blue Chip Growth Fund              - MainStay Mid Cap Value Fund
- MainStay Capital Appreciation Fund          - MainStay Money Market Fund
- MainStay Cash Reserves Fund                 - MainStay S&P 500 Index Fund
- MainStay Common Stock Fund                  - MainStay Short Term Bond Fund
- MainStay Convertible Fund                   - MainStay Small Cap Growth Fund
- MainStay Diversified Income Fund            - MainStay Small Cap Opportunity Fund
- MainStay Floating Rate Fund                 - MainStay Small Cap Value Fund
- MainStay Global High Income Fund            - MainStay Strategic Value Fund
- MainStay Government Fund                    - MainStay Tax Free Bond Fund
- MainStay High Yield Corporate Bond Fund     - MainStay Total Return Fund
- MainStay Indexed Bond Fund
- MainStay Intermediate Term Bond Fund
- MainStay International Bond Fund

            Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling The MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

            You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases.

            The exchange privilege is not intended as a vehicle for short-term trading, nor are the MainStay Funds designed for professional market-timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in the MainStay Funds and to reduce fund administrative expenses borne by each MainStay Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee payable to the Trust's transfer agent will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via MainStay's audio response system, on exchanges processed on the MainStay website, and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed or for which tracking data is not available. MSS reserves the right to refuse any purchase or exchange requests that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the Trust's judgment, is likely to, or actually engages in, excessive trading.

            The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

            In certain circumstances you may have to pay a sales charge. Sales charges apply when you:

      - exchange Class A shares of the MainStay Money Market Fund for Class A shares of another MainStay Fund, unless you've already paid the sales charge on those shares; or

      - exchange Class B shares of the MainStay Money Market Fund for Class B shares of another MainStay Fund and redeem within six years of the original purchase; or

      - exchange Class C shares of the MainStay Money Market Fund for Class C shares of another MainStay Fund and redeem within one year of the original purchase.

            In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Class A shares of a MainStay Fund subject to the 1% CDSC into Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Class A shares also stops until you exchange back into Class B shares of another MainStay Fund.

            Investing for Retirement

            You can purchase shares of the Fund for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Fund in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

            Custodial services are available for IRA, Roth IRA, Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

GENERAL POLICIES

            Buying Shares

            All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, money orders, credit card convenience checks, cash, bank teller's checks or starter checks. MSS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

            If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a Fund incurs as a result. In addition, a Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

            The Fund may, in its discretion, reject any order for the purchase of shares.

            To limit the Fund's expenses, we no longer issue share certificates.

Selling Shares

            If you have share certificates, you must return them with a written redemption request.

            Your shares will be sold at the next NAV calculated after MSS receives your request in good order. MSS will make the payment within seven days after receiving your request in good order.

            If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

            When you sell Class B or Class C shares, or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

            There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

            Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

            Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.

            MSS requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.

            MSS requires a written order to sell shares and a Medallion signature guarantee if:

                  - MSS does not have on file required bank information to wire funds;

                  -     the proceeds from the sale will exceed $100,000;

                  - the proceeds of the sale are to be sent to an address other than the address of record; or

                  - the proceeds are to be payable to someone other than the account holder(s).

            In the interests of all shareholders, the Funds reserve the right to:

                  - change or discontinue their exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

                  - change or discontinue the systematic withdrawal plan upon notice to shareholders;

                  - close accounts with balances less than $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

                  -     change the minimum investment amounts.

            When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MSS immediately. If you fail to notify MSS within one year of the transaction, you may be required to bear the costs of correction.

            Additional Information

            The policies and fees described in this Proxy Statement/Prospectus govern transactions with the Fund. If you invest through a third party-bank, broker, 401(k), financial advisor or financial supermarket-there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.

            From time to time the Trust may close and reopen a MainStay Fund to new investors or new share purchases at its discretion. If the Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If the Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

            Medallion Signature Guarantees

            A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and MSS from fraud, Medallion signature guarantees are required to enable MSS to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program
(SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.

            Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

            Determining the Fund's Share Prices (NAV) and the Valuation of Securities

            The Fund generally calculates the Fund's share price (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The value of the Fund's investments is based on current market prices (amortized cost, in the case of the Money Market Fund). The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the Fund's NAV is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when it calculates its NAV. Similarly, the Fund may value illiquid securities or securities for which market quotations are not available at fair value. All fair value determinations are made in good faith by the Fund's Valuation Committee in accordance with written procedures adopted by the Fund's Board of Trustees. In addition portfolio securities that are primarily listed on foreign exchanges may trade on weekends or other days when the Fund does not price its shares. In such cases, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

            If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the MainStay Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

            SEEK PROFESSIONAL ASSISTANCE. Your financial advisor can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.

            DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

            BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

            MSS reserves the right to automatically reinvest dividend distributions of less than $10.00.

FUND EARNINGS

            Dividends and Interest

            Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

            When the Funds Pay Dividends

            The Fund declares and pays dividends, if any, quarterly. Dividends are normally paid on the first business day of the month after a dividend is declared.

            Capital Gains

            The Fund earn capital gains when it sells securities at a profit.

            When the Fund Pays Capital Gains

            The Fund will normally distribute any capital gains to shareholders in December.

            How to Take Your Earnings

            You may receive your portion of Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted by the broker-dealer) or MSS directly. The seven choices are:

            1.    Reinvest dividends and capital gains in:

                        -     the Fund; or

                        - another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).

            2. Take the dividends in cash and reinvest the capital gains in the Fund.

            3. Take the capital gains in cash and reinvest the dividends in the Fund.

            4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the Fund.

            5.    Take dividends and capital gains in cash.

            6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the Fund.

            7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the Fund.

            If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the Fund.

UNDERSTAND THE TAX CONSEQUENCES

            Most of Your Earnings are Taxable

            Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time a Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of the Fund, if any, will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

            For individual shareholders, a portion of the dividends received from the Fund may be treated as "qualified dividend income," which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also satisfy a more than 60 day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. For corporate shareholders, a portion of the dividends received from the Fund may qualify for the corporate dividends received deduction.

            MSS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

            The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

            Exchanges

            An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

                   ADDITIONAL INFORMATION ABOUT THE VALUE FUND

INVESTMENT ADVISER

            NYLIM, 169 Lackawanna Avenue, Parsippany, NJ 07054, serves as the Manager to the Value Fund. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Trustees of the Trust. The Manager commenced operations in April, 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

            The Manager has delegated its portfolio management responsibilities for the Value Fund, to its affiliate MacKay Shields, 9 West 57th Street, New York, NY 10019.

PORTFOLIO MANAGERS

            The portfolio manager of the Value Fund is Richard A. Rosen, CFA.

RICHARD A. ROSEN, CFA. Mr. Rosen has managed the Value Fund since 1999. He is a Managing Director of MacKay Shields in the Equity Division. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 through January 1999.

PERFORMANCE OF THE VALUE FUND

[VALUE FUND BAR CHART]

94                             -0.22%
95                             28.01%
96                             21.11%
97                             21.29%
98                             -8.09%
99                              7.51%
00                             11.05%
01                             -2.45%
02                            -22.76%
03                             26.73%

ANNUAL RETURNS, CLASS B SHARES
(by calendar year 1994 -- 2003)

            The year-to-date return as of the most recent calendar quarter, which ended September 30, 2004, was 2.80%.

PAST PERFORMANCE

            The bar chart and table indicate some of the risks of investing in the Value Fund. The bar chart shows you how the Fund's performance has varied over the last ten years. Sales loads are not reflected in the bar chart on in the best and worst quarterly returns. If they were, returns would be less than those shown. The table below shows how the Fund's average annual total returns (before and after taxes) for one year and five year periods and for the life of the Fund compare to those of a broad-based securities market index. Average annual total returns reflect actual sales loads, service and/or distribution fees. Performance data for the classes vary based on differences in their fee and expense structures. Performance figures for Class A shares, first offered to the public on January 3, 1995, include the historical performance of Class B shares for periods from January 1, 1994 through December 31, 1994. Performance figures for Class C shares, first offered to the public on September 1, 1998, include the historical performance of Class B shares for periods from January 1, 1994 through August 31, 1998. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BEST AND WORST QUARTERLY RETURNS, CLASS B SHARES
(1994 -- 2003)

                                 RETURN        QUARTER/YEAR
Highest return/best quarter      14.12%            2/03
Lowest return/worst quarter     -23.18%            3/02

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2003)

                                                           1 YEAR    5 YEARS    10 YEARS
                                                           ------    -------    --------
Value Fund (1)
Return Before Taxes
  Class A                                                  20.61%     2.26%      7.12%
  Class B                                                  21.73%     2.30%      6.99%
  Class C                                                  25.73%     2.66%      6.99%
Return After Taxes on Distributions (2)
  Class B                                                  21.69%     1.90%      5.51%
Return After Taxes on Distributions and Sale of Fund
  Shares (2)
  Class B                                                  14.17%     1.83%      5.37%
Russell 1000(R) Value Index (3)
  (reflects no deduction for fees, expenses, or taxes)     30.03%     3.56%     11.88%

(1) No performance information is provided for Class I, R1 and R2 shares as those classes did not yet have a full calendar year of performance as of the date of this Prospectus. The Class I, R1 and R2 shares would have had similar annual returns to the Class B shares because the shares would have been invested in the same portfolio of securities and have had the same portfolio management. Because of different sales charges, fees and expenses, performance of the Class I, R1 and R2 shares will differ.

(2) After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns shown are for the Class B shares of the Fund. After-tax returns for Class A and C shares may vary.

(3) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FINANCIAL HIGHLIGHTS

            The fiscal year end of the Research Value Fund and the Value Fund is October 31.

            The financial highlights of the Value Fund's shares that are contained in Exhibit B, except for the semi-annual period ended April 30, 2004, have been derived from the financial statements audited by PricewaterhouseCoopers LLP. Effective March 8, 2004, KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as independent registered public accounting firm for the Fund.

             The financial highlights of the Research Value Fund are contained in that Fund's prospectus dated March 1, 2004, and have been derived from the financial statements audited by PricewaterhouseCoopers LLP. That prospectus, including the financial highlights, are incorporated by reference into this Proxy Statement/Prospectus. Effective March 8, 2004, KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as independent registered public accounting firm for the Fund.

            Information about the historical performance of the Value Fund is contained in Exhibit C.

FORM OF ORGANIZATION

            The Research Value Fund is a diversified series of the Trust, an open-end management investment company organized as a Massachusetts Business Trust. The Value Fund is also a diversified series of the Trust. The MainStay Funds is governed by a Board of Trustees consisting of 7 members. For more information on the history of the Funds, see the SAI.

DISTRIBUTOR

            NYLIFE Distributors LLC (the "Distributor"), whose address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the distributor for both Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS

            The Value Fund and the Research Value Fund declare and pay dividends, if any, on a quarterly basis. Each Fund distributes capital gains annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

            If the Reorganization Plan is approved by shareholders of the Research Value Fund, then as soon as practicable before the Closing, the Research Value Fund will pay its shareholders a distribution of all undistributed 2004 net investment income and undistributed realized net capital gains.

CAPITALIZATION

The following table shows the capitalization of the Research Value Fund and the Value Fund as of September 30, 2004, and on a pro forma basis as of that date, giving effect to the Reorganization.

                                                                     AS OF SEPTEMBER 30, 2004
                                             ----------------------------------------------------------------------
                                                RESEARCH VALUE                                      PRO FORMA AFTER
                                                    FUND                    VALUE FUND               REORGANIZATION
NET ASSETS

Class A............................             $25,102,354                $119,674,837               $144,777,191
Class B............................             $25,274,672                $571,870,397               $597,145,069
Class C............................             $13,152,748                $  4,296,874               $ 17,449,622
Class I............................                      --                $      1,036               $      1,036
Class R1...........................                      --                $      1,035               $      1,035
Class R2...........................                      --                $  4,556,627               $  4,556,627
Totals.............................             $63,529,774                $700,400,806               $763,930,580
NET ASSET VALUE PER SHARE

Class A............................             $     10.87                $      18.47               $      18.47
Class B............................             $     10.39                $      18.37               $      18.37
Class C............................             $     10.39                $      18.37               $      18.37
Class I............................             $        --                $      18.50               $      18.50
Class R1...........................             $        --                $      18.49               $      18.49
Class R2...........................             $        --                $      18.47               $      18.47

SHARES OUTSTANDING

Class A............................               2,309,589                   6,480,109                  7,838,505
Class B............................               2,433,581                  31,130,271                 32,506,536
Class C............................               1,266,193                     233,905                    949,898
Class I............................                      --                          56                         56
Class R1...........................                      --                          56                         56
Class R2...........................                      --                     246,722                    246,704
Totals.............................               6,009,363                  38,091,119                 41,541,755


                                 OTHER BUSINESS

      The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                               GENERAL INFORMATION

      This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Research Value Fund on or about December 3, 2004. Only shareholders of record as of the close of business on the Record Date, November 22, 2004, will be entitled to notice of, and to vote at, the Special Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

      A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

SOLICITATION OF VOTES

      Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail or other personal contact by personnel of the Trust, NYLIM and/or their affiliates.

QUORUM

      The holders of a majority of the shares entitled to vote of the Research Value Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Special Meeting.

VOTE REQUIRED

      Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of the Research Value Fund, present in person or by proxy at the Special Meeting. Shareholders of the Research Value Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

      For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against adjournment and against the proposed Reorganization, for which the required vote is a percentage of the shares outstanding and entitled to vote on the matter.

ADJOURNMENTS

      In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

FUTURE SHAREHOLDER PROPOSALS

      You may request inclusion in the Trust's proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

RECORD DATE AND OUTSTANDING SHARES

      Only shareholders of record of the Research Value Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. At the close of business on the Record Date, there were ___________ shares of the Research Value Fund outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      Unless otherwise noted below, as of the Record Date, the current officers and directors/trustees of the Funds in the aggregate beneficially owned less than 1% of a Class of shares of the Research Value Fund and the Value Fund, respectively.

         As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Class identified of the Research Value Fund and the Value Fund, respectively:

NAME AND ADDRESS OF OWNER              FUND/CLASS             NUMBER OF SHARES             PERCENTAGE OWNERSHIP
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

      The votes of the shareholders of the Value Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

INFORMATION ABOUT THE FUNDS

      Each Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

                                    EXHIBIT A

                               THE MAINSTAY FUNDS

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 21st day of September, 2004 by and between The MainStay Funds, a Massachusetts business trust ("Trust"), with its principal place of business at 51 Madison Avenue, New York, New York 10010, on behalf of the MainStay Research Value Fund, a separate series of the Trust ("Acquired Fund"), and the Trust on behalf of the MainStay Value Fund, a separate series of the Trust ("Acquiring Fund").

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C shares of beneficial interest of the Acquiring Fund ("Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Trustees of the Trust have determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

      WHEREAS, the Trustees of the Trust have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

      1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

      1.1 Subject to the requisite approval of the Acquired Fund's shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets with respect to each corresponding class (Class A, Class B and Class C, respectively), computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date").

      1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, "Assets").

      1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its respective shareholders of record with respect to each class of shares, determined as of immediately after the close of business on the Closing Date ("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to Class A, Class B and Class C Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares") of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with
Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B and Class C Acquiring Fund Shares in connection with such exchange.

      1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3.

      1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

      2. VALUATION

      2.1 The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund's Board of Trustees.

      2.2 The net asset value of a Class A, Class B and Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by the Acquiring Fund's Board of Trustees.

      2.3 The number of the Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B and Class C of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

      2.4 All computations of value shall be made by New York Life Investment Management LLC, in its capacity as administrator for the Acquired Fund and the Acquiring Fund, and shall be subject to confirmation by each Fund's record keeping agent and by each Fund's independent accountants.

      3. CLOSING AND CLOSING DATE

      3.1 The Closing Date shall be January 21, 2005 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

      3.2 The Trust shall direct The Bank of New York, as custodian for the Acquired Fund ("Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

      3.3 The Trust shall direct NYLIM Service Company, LLC, in its capacity as transfer agent for the Acquired Fund ("Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class C shares owned by each such shareholder immediately prior to the Closing.

      The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund's accounts on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

      3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      4. REPRESENTATIONS AND WARRANTIES

      4.1 Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of the Trust, the Trust on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

      (a) The Acquired Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted; and

      (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Class A, Class B and Class C Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act, and such as may be required by state securities laws;

      (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

      (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

      (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

      (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2003 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (j) Since October 31, 2003 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund's liabilities, or the redemption of the Acquired Fund's shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

      (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

      (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund's shares;

      (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

      (p) The combined proxy statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

      4.2 Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

      (a) The Acquiring Fund is duly organized as series of the Trust, which is a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, Class B and Class C Acquiring Fund Shares under the 1933 Act, is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

      (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Closing Date, the Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

      (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

      (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

      (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at October 31, 2003 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (i) Since October 31, 2003 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund's shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund's liabilities, or the redemption of the Acquiring Fund's shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

      (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

      (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (n) The Class A, Class B and Class C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

      (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

      (p) The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

      5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

      5.2 The Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3 The Acquired Fund covenants that the Class A, Class B and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

      5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

      5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

      5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Class A, Class B and Class C Acquiring Fund Shares received at the Closing.

      5.8 The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

      5.9 The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

      5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

      6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      6.2. The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

      6.3. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

      6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

      7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

      7.2. The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

      7.3. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

      7.4 The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

      7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

      7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of their investment company taxable income and all of their net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

      8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, may not waive the conditions set forth in this paragraph 8.1;

      8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to the Company's or the Trust's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

      8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5 The parties shall have received the opinion of counsel to the Trust, on behalf of the Acquired Fund, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Trust of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust, on behalf of either the Acquired Fund or the Acquiring Fund may not waive the condition set forth in this paragraph 8.5.

      9. INDEMNIFICATION

      9.1 The Trust, out of the Acquiring Fund's assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

      9.2 The Trust, out of the Acquired Fund's assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

      10. BROKERAGE FEES AND EXPENSES

      10.1 The Acquiring Fund and the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      10.2 The expenses relating to the proposed Reorganization will be borne solely by New York Life Investment Management LLC and its affiliates. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

      11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      11.1 The Trust agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

      12. TERMINATION

      This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Trust, on behalf of either the Acquired Fund or the Acquiring Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

      13. AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of either the Acquired Fund or the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Trust, pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B and Class C Acquiring Fund Shares to be issued to the Class A, Class B and Class C Acquired Fund Shareholders, respectively, under this Agreement to the detriment of such shareholders without their further approval.

      14. NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Trust, 169 Lackawanna Avenue, Parsippany, N.J. 07054, Attn: Marguerite E.H. Morrison, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attn: Sander M. Bieber.

      15. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

      15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

      15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

THE MAINSTAY FUNDS, ON BEHALF OF ITS SERIES   THE MAINSTAY FUNDS, ON BEHALF OF
                                              ITS SERIES

         MAINSTAY RESEARCH VALUE FUND                  MAINSTAY VALUE FUND

         BY: ____________________                      BY: ____________________

         TITLE: ________________                       TITLE: _________________

                                    EXHIBIT B

FINANCIAL HIGHLIGHTS

         The financial highlights tables are intended to help you understand the Value Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS-VALUE FUND

                                                         JANUARY 1,
                                            SIX MONTHS     2003                                 CLASS A
                                              ENDED       THROUGH      ---------------------------------------------------------
                                            APRIL 30,    OCTOBER 31,                    YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999            1998
Net asset value at beginning of period       $  16.56     $  14.13     $  18.52   $  19.12   $  18.18   $  17.16        $  21.76
                                             --------     --------     --------   --------   --------   --------        --------
Net investment income (loss)                     0.04         0.11         0.12       0.19       0.15       0.12            0.23
Net realized and unrealized gain (loss) on
  investments                                    1.37         2.42        (4.23)     (0.52)      1.96       1.29           (1.92)
                                             --------     --------     --------   --------   --------   --------        --------
Total from investment operations                 1.41         2.53        (4.11)     (0.33)      2.11       1.41           (1.69)
                                             --------     --------     --------   --------   --------   --------        --------
Less dividends and distributions:
  From net investment income                    (0.05)       (0.10)       (0.11)     (0.19)     (0.15)     (0.00)(b)       (0.23)
  From net realized gain on investments            --           --        (0.17)     (0.08)     (0.91)     (0.32)          (2.68)
  Return of capital                                --           --           --         --      (0.11)     (0.07)             --
                                             --------     --------     --------   --------   --------   --------        --------
Total dividends and distributions               (0.05)       (0.10)       (0.28)     (0.27)     (1.17)     (0.39)          (2.91)
                                             --------     --------     --------   --------   --------   --------        --------
Net asset value at end of period             $  17.92     $  16.56     $  14.13   $  18.52   $  19.12   $  18.18        $  17.16
                                             ========     ========     ========   ========   ========   ========        ========
Total investment return (a)                      8.51%       18.02%      (22.16%)    (1.74%)    11.89%      8.33%          (7.41%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                 0.79%+       0.93%+       0.82%      0.99%      0.73%      0.70%           1.03%
    Expenses                                     1.29%+       1.38%+       1.30%      1.20%      1.20%      1.13%           1.09%
Portfolio turnover rate                            27%          47%          66%        88%        92%        61%             83%
Net assets at end of period (in 000's)       $118,462     $112,745     $101,999   $141,703   $113,111   $117,036        $114,925

                                                         JANUARY 1,
                                            SIX MONTHS      2003                                  CLASS B
                                              ENDED        THROUGH     ------------------------------------------------------------
                                            APRIL 30,    OCTOBER 31,                      YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000        1999            1998
Net asset value at beginning of period       $  16.55     $  14.13     $  18.53   $  19.12   $  18.09   $    17.15      $    21.74
                                             --------     --------     --------   --------   --------   ----------      ----------
Net investment income (loss)                     0.01         0.02         0.01       0.04       0.01        (0.01)           0.06
Net realized and unrealized gain (loss) on
  investments                                    1.34         2.42        (4.23)     (0.51)      1.95         1.28           (1.91)
                                             --------     --------     --------   --------   --------   ----------      ----------
Total from investment operations                 1.35         2.44        (4.22)     (0.47)      1.96         1.27           (1.85)
                                             --------     --------     --------   --------   --------   ----------      ----------
Less dividends and distributions:
  From net investment income                    (0.02)       (0.02)       (0.01)     (0.04)     (0.01)       (0.00)(b)       (0.06)
  From net realized gain on investments            --           --        (0.17)     (0.08)     (0.91)       (0.32)          (2.68)
  Return of capital                                --           --           --         --      (0.01)       (0.01)             --
                                             --------     --------     --------   --------   --------   ----------      ----------
Total dividends and distributions               (0.02)       (0.02)       (0.18)     (0.12)     (0.93)       (0.33)          (2.74)
                                             --------     --------     --------   --------   --------   ----------      ----------
Net asset value at end of period             $  17.88     $  16.55     $  14.13   $  18.53   $  19.12   $    18.09      $    17.15
                                             ========     ========     ========   ========   ========   ==========      ==========
Total investment return (a)                      8.14%       17.26%      (22.76%)    (2.45%)    11.05%        7.51%          (8.09%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                 0.04%+       0.18%+       0.07%      0.24%     (0.02%)      (0.05%)          0.28%
    Expenses                                     2.04%+       2.13%+       2.05%      1.95%      1.95%        1.88%           1.84%
Portfolio turnover rate                            27%          47%          66%        88%        92%          61%             83%
Net assets at end of period (in 000's)       $580,655     $560,740     $517,050   $753,299   $819,003   $1,012,767      $1,174,554




                                                         JANUARY 1,
                                            SIX MONTHS     2003                        CLASS C
                                              ENDED       THROUGH       -----------------------------------------
                                            APRIL 30,    OCTOBER 31,            YEAR ENDED DECEMBER 31,
                                              2004*        2003**        2002       2001       2000       1999
Net asset value at beginning of period        $16.55       $14.13       $18.53     $19.12     $18.09     $17.15
                                              ------       ------       ------     ------     ------     ------
Net investment income (loss)                    0.01         0.02         0.01       0.04       0.01      (0.01)
Net realized and unrealized gain (loss) on
  investments                                   1.34         2.42        (4.23)     (0.51)      1.95       1.28
                                              ------       ------       ------     ------     ------     ------
Total from investment operations                1.35         2.44        (4.22)     (0.47)      1.96       1.27
                                              ------       ------       ------     ------     ------     ------
Less dividends and distributions:
  From net investment income                   (0.02)       (0.02)       (0.01)     (0.04)     (0.01)     (0.00)(b)
  From net realized gain on investments           --           --        (0.17)     (0.08)     (0.91)     (0.32)
  Return of capital                               --           --           --         --      (0.01)     (0.01)
                                              ------       ------       ------     ------     ------     ------
Total dividends and distributions              (0.02)       (0.02)       (0.18)     (0.12)     (0.93)     (0.33)
                                              ------       ------       ------     ------     ------     ------
Net asset value at end of period              $17.88       $16.55       $14.13     $18.53     $19.12     $18.09
                                              ======       ======       ======     ======     ======     ======
Total investment return (a)                     8.14%       17.26%      (22.76%)    (2.45%)    11.05%      7.51%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                0.04%+       0.18%+       0.07%      0.24%     (0.02%)    (0.05%)
    Expenses                                    2.04%+       2.13%+       2.05%      1.95%      1.95%      1.88%
Portfolio turnover rate                           27%          47%          66%        88%        92%        61%
Net assets at end of period (in 000's)        $3,953       $3,095       $2,336     $1,631     $  774     $  631

                                            CLASS I      CLASS R1      CLASS R2
                                            -------      --------      --------
                                                 JANUARY 1, 2004++ THROUGH
                                                           APRIL 30,
                                                            2004*
Net asset value at beginning of period      $17.86         $17.86        $17.86
                                            ------         ------        ------
Net investment income (loss)                  0.00(b)        0.00(b)       0.00(b)
Net realized and unrealized gain (loss) on
  investments                                 0.09           0.07          0.06
                                            ------         ------        ------
Total from investment operations              0.09           0.07          0.06
                                            ------         ------        ------
Less dividends and distributions:
  From net investment income                    --             --            --
  From net realized gain on investments         --             --            --
  Return of capital                             --             --            --
                                            ------         ------        ------
Total dividends and distributions               --             --            --
                                            ------         ------        ------
Net asset value at end of period            $17.95         $17.93        $17.92
                                            ======         ======        ======
Total investment return (a)                   0.50%          0.39%         0.34%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)               1.38%+         1.28%+        1.03%+
    Expenses                                   0.70%+         0.80%+        1.05%+
Portfolio turnover rate                          27%            27%           27%
Net assets at end of period (in 000's)       $    1         $    1        $    1

                                            SEPTEMBER 1***
                                               THROUGH
                                             DECEMBER 31,
                                                1998
CLASS C (CONTINUED)
-------------------
Net asset value at beginning of period          $18.16
                                                ------
Net investment income (loss)                      0.03
Net realized and unrealized gain (loss) on
  investments                                     1.67
                                                ------
Total from investment operations                  1.70
                                                ------
Less dividends and distributions:
  From net investment income                     (0.03)
  From net realized gain on investments          (2.68)
  Return of capital                                 --
                                                ------
Total dividends and distributions                (2.71)
                                                ------
Net asset value at end of period                $17.15
                                                ======
Total investment return (a)                       9.88%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income (loss)                  0.28%+
    Expenses                                      1.84%+
Portfolio turnover rate                             83%
Net assets at end of period (in 000's)          $   80

*    Unaudited.
**   The Fund changed its fiscal year end from December 31 to
     October 31.
***  Class C shares were first offered on September 1, 1998.
+    Annualized.
++   First offered on January 1, 2004.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.

                                    EXHIBIT C

         The following are excerpts from the Annual Report of the Value Fund for the fiscal period ended October 31, 2003 with updated performance numbers through April 30, 2004.

Portfolio Management Discussion and Analysis
The equity markets enjoyed strong performance during the first 10 months of 2003, and the Fund participated in the rally. Although stocks rose during the first two weeks of the year, from mid-January through early March, stocks declined on weak employment and consumer-sentiment trends, general geopolitical uncertainty, and the possibility of a war in Iraq. Investors became increasingly concerned that the economy might again shift into a recession and that corporate profit growth would not materialize.

Investor sentiment shifted in mid-March, and a number of positive developments helped equities post strong gains through the end of October 2003. Investors reacted favorably to the progress of the war in Iraq, interest-rate policy remained accommodative, a tax cut provided fiscal stimulus, most equity valuations were reasonable, and a weakening U.S. dollar provided potential benefits for U.S. exporters and companies traditionally subject to import competition.

The equity rally appeared justified by a solid recovery in the economy and in corporate earnings. Real gross domestic product rose 1.4% in the first quarter of 2003, 3.3% in the second quarter, and according to preliminary estimates from the Bureau of Economic Analysis, at a seasonally adjusted annual rate of 8.2% in the third quarter. Operating earnings for companies in the S&P 500 Index(1) grew 6% in the second quarter of 2003 and an estimated 11% in the third quarter. Investors must now weigh these positive trends--and recent evidence that the stubbornly weak labor markets are improving--against higher stock valuations and a geopolitical landscape that remains unpredictable.

PERFORMANCE REVIEW

For the 10 months ended October 31, 2003, MainStay Value Fund returned 18.02% for Class A shares and 17.26% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 19.22% return of the average Lipper(2) large-cap value fund over the same period. All share classes also underperformed the 20.84% return of the Russell 1000(R) Value Index(3) for the 10 months ended October 31, 2003.

STRONG AND WEAK PERFORMERS

Good stock selection in the industrials sector was a major positive contributor to the Fund's performance. Shares of truck manufacturer Navistar International advanced 66.31%(4) as signs of a recovery in the heavy-duty truck market emerged. Investors were attracted to Navistar International's low-end valuation and significant earnings leverage in such a recovery. Electrical-components maker Cooper Industries was up 48.78%, helped by a cyclical recovery in the company's end-markets and strong free cash flow.

-------


1. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital gain distributions reinvested.
3. See footnote on page 3 for more information about the Russell 1000(R) Value Index.
4. Performance percentages reflect the price performance of the securities mentioned for the 10 months ended October 31, 2003, or for the portion of the reporting period shares were held in the Fund, if shorter. Performance percentages do not reflect the impact of dividends received, if any. Due to purchases and sales, the performance of Fund holdings may differ from that of the securities themselves.

The Fund's holdings in the semiconductors & semiconductor equipment industry performed well as demand for microprocessors rebounded while pricing held firm. We took advantage of low valuations in Advanced Micro Devices and Intel. The price of Advanced Micro Devices shares rose 135.29% as optimism surrounding the launch of a new high-performance chip grew. The improving semiconductor cycle also benefited Intel, which saw its stock price rise 112.29% from the beginning of the year through the time we sold the Fund's entire position in October. Intel shares had reached our price target.

In the information technology sector, shares of Apple Computer detracted from the Fund's performance. The stock declined from the beginning of the year until we sold the Fund's position in mid-April. We were concerned about published reports that Apple was interested in buying a large music company--reports that the company would not refute. Our concern was that a large acquisition outside the company's area of core competence would present considerable downside risk. No deal has yet been announced, and Apple Computer shares have risen since the Fund sold its position.

In the financials sector, FleetBoston Financial was up 72.60%, helped by an acquisition bid from Bank of America late in the reporting period. The Fund's capital-markets-sensitive holdings rebounded with the rally in the equity markets. Merrill Lynch led the way with a 57.80% gain, Goldman Sachs advanced 39.14%, and Citigroup gained 38.25%. Washington Mutual, which rose 31.23%, also added value to the Fund. The mortgage lender benefited from a strong housing market.

The consumer discretionary sector as a whole proved to be the biggest detractor from the Fund's performance for the reporting period. Shares of McDonald's suffered from a series of earnings-shortfall announcements and store closings. In February, after determining that the company's fundamentals had deteriorated, the Fund's entire position in the stock was sold. McDonald's shares were down from the beginning of the reporting period through the time of our last sale.

A shifting competitive landscape continues to affect the Fund's telecommunication services sector holdings. Local telecommunications providers BellSouth (+5.21%), SBC Communications (-6.42%), and Verizon (-9.58%) had disappointing results for the Fund.

Cash flow remains strong and dividend yields are high for the local incumbent carriers. We have, however, tilted the Fund's holdings in this sector to an underweighted position. It is our view that a new round of competitive pressure is likely to come from cable operators in the form of voice services.

SECTOR WEIGHTINGS

At the end of October 2003, the Fund was overweighted in the industrials, materials, and energy sectors and underweighted in the consumer discretionary, financials, telecommunications services, and utilities sectors.

LOOKING AHEAD

Steadily improving GDP and employment trends continue to be the main drivers of the stock market. Corporate earnings growth has also been steadily improving, but we believe that the assumption of continued good growth may already be embedded in most stock prices. Investors have been willing to give stocks the benefit of the doubt, but continued economic growth and positive employment trends will need to be maintained if the market is to sustain its current rally into next year. These improving economic trends are very favorable for our investment discipline, which has led us to many names that may benefit from increased economic activity. We still find many attractive stocks in the industrials, materials, and energy sectors that we believe may benefit from an improving industrial economy.

Many companies in the industrials and materials sectors have spent much of the past few years restructuring their manufacturing facilities, reducing their break-even levels, and positioning themselves for what some believe to be an inevitable economic recovery. Companies that took this bold action should experience unprecedented efficiency and profitability once overall demand rebounds. Despite this favorable outlook, many stocks in these sectors still command valuation metrics at the lower end of their historical ranges. We have taken meaningful positions in the shares of such companies and believe that they many offer excellent prospects for capital appreciation over the next 12 to 18 months.

We continue to believe that since consumer balance sheets are stretched, incremental consumer spending trends may be less encouraging when the mortgage-refinancing boom begins to wane. For these reasons, we are under-weighted in many consumer discretionary and consumer lending stocks. We are also concerned that improved commercial-loan growth could be offset by very low historical net interest margins and low investment yields at many banks, and we continue to underweight the commercial banks industry in the Fund's portfolio. The Fund's weighting in information technology has diminished throughout the 10-months as the sector rallied and many of the Fund's holdings reached our price targets. We will continue to use our disciplined value-investing approach to seize opportunities in quality companies with value-enhancing attributes when they arise.

Whatever the markets or the economy may bring, the Fund will continue to seek maximum long-term total return from a combination of capital growth and income.

Richard A. Rosen
Portfolio Manager
MacKay Shields LLC

INVESTMENT AND PERFORMANCE COMPARISON

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

                                                              SIX     ONE     FIVE    TEN
BENCHMARKS                                                   MONTHS   YEAR   YEARS   YEARS
RUSSELL 1000(R) VALUE INDEX(1)                                8.15%  26.26%   1.55%  12.12%
AVERAGE LIPPER LARGE-CAP VALUE FUND(2)                        7.68   24.91    0.35    9.87

 CLASS A SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE     TEN
TOTAL RETURNS            MONTHS    YEAR    YEARS    YEARS
---------------------------------------------------------
With sales charges       2.54%    19.09%   -0.14%   6.98%
Excluding sales charges  8.51     26.02     1.00    7.59

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
PERIOD-END
----------
4/30/94                                                                    $  945                              $1,000
                                                                            1,031                               1,126
                                                                            1,282                               1,463
                                                                            1,496                               1,793
                                                                            1,958                               2,549
                                                                            1,869                               2,908
                                                                            1,756                               2,796
                                                                            2,031                               2,975
                                                                            1,955                               2,859
                                                                            1,558                               2,487
4/30/04                                                                     1,964                               3,140

                                                          -- MainStay Value Fund
                                                     -- Russell 1000 Value Index

 CLASS B SHARES
--------------------------------------------------------------------------------

                          SIX      ONE      FIVE     TEN
TOTAL RETURNS            MONTHS    YEAR    YEARS    YEARS
---------------------------------------------------------
With sales charges       3.14%    20.12%   -0.13%   6.85%
Excluding sales charges  8.14     25.12     0.24    6.85

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
PERIOD-END
----------
4/30/94                                                                    $1,000                              $1,000
                                                                            1,084                               1,126
                                                                            1,339                               1,463
                                                                            1,555                               1,793
                                                                            2,024                               2,549
                                                                            1,916                               2,908
                                                                            1,787                               2,796
                                                                            2,051                               2,975
                                                                            1,960                               2,859
                                                                            1,550                               2,487
4/30/04                                                                     1,940                               3,140

                                                          -- MainStay Value Fund
                                                     -- Russell 1000 Value Index

 CLASS C SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE     TEN
TOTAL RETURNS             MONTHS    YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges        7.14%    24.12%   0.24%   6.85%
Excluding sales charges   8.14     25.12    0.24    6.85

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
PERIOD-END
----------
4/30/94                                                                    $1,000                              $1,000
                                                                            1,084                               1,126
                                                                            1,339                               1,463
                                                                            1,555                               1,793
                                                                            2,024                               2,549
                                                                            1,916                               2,908
                                                                            1,787                               2,796
                                                                            2,051                               2,975
                                                                            1,960                               2,859
                                                                            1,550                               2,487
4/30/04                                                                     1,940                               3,140

                                                          -- MainStay Value Fund
                                                     -- Russell 1000 Value Index

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $1,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of ..25%. Class R1 and Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance for Class A and Class C shares, first offered 1/3/95 and 9/1/98, respectively, and performance for Class I, R1, and R2 shares, first offered 1/1/04, include the historical performance of Class B shares from inception (5/1/86) through 12/31/94 for Class A, through 8/31/98 for Class C, and through 12/31/03 for Class I, R1, and R2 and has been adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for such shares.

 CLASS I SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE     TEN
TOTAL RETURNS             MONTHS    YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges          N/A       N/A      N/A     N/A
Excluding sales charges    8.83%     26.52%   1.26%   7.92%

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
PERIOD-END
----------
4/30/94                                                                    $1,000                              $1,000
                                                                            1,095                               1,126
                                                                            1,367                               1,463
                                                                            1,603                               1,793
                                                                            2,105                               2,549
                                                                            2,013                               2,908
                                                                            1,896                               2,796
                                                                            2,196                               2,975
                                                                            2,120                               2,859
                                                                            1,693                               2,487
4/30/04                                                                     2,143                               3,140

                                                          -- MainStay Value Fund
                                                     -- Russell 1000 Value Index

 CLASS R1 SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE     TEN
TOTAL RETURNS             MONTHS    YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges          N/A        N/A    N/A     N/A
Excluding sales charges    8.69%     26.35%  1.14%   7.80%

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
PERIOD-END
----------
4/30/94                                                                  $1,000.00                           $1,000.00
                                                                          1,093.00                            1,126.00
                                                                          1,364.00                            1,463.00
                                                                          1,597.00                            1,793.00
                                                                          2,097.00                            2,549.00
                                                                          2,002.00                            2,908.00
                                                                          1,884.00                            2,796.00
                                                                          2,180.00                            2,975.00
                                                                          2,102.00                            2,859.00
                                                                          1,677.00                            2,487.00
4/30/04                                                                   2,119.00                            3,140.00

                                                          -- MainStay Value Fund
                                                     -- Russell 1000 Value Index

 CLASS R2 SHARES
--------------------------------------------------------------------------------

                           SIX      ONE     FIVE     TEN
TOTAL RETURNS             MONTHS    YEAR    YEARS   YEARS
---------------------------------------------------------
With sales charges         N/A     N/A      N/A      N/A
Excluding sales charges   8.58%  25.98%    0.89%    7.54%

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
PERIOD-END
----------
4/30/94                                                                  $1,000.00                           $1,000.00
                                                                          1,091.00                            1,126.00
                                                                          1,357.00                            1,463.00
                                                                          1,586.00                            1,793.00
                                                                          2,076.00                            2,549.00
                                                                          1,979.00                            2,908.00
                                                                          1,857.00                            2,796.00
                                                                          2,144.00                            2,975.00
                                                                          2,062.00                            2,859.00
                                                                          1,642.00                            2,487.00
4/30/04                                                                   2,069.00                            3,140.00

                                                          -- MainStay Value Fund
                                                     -- Russell 1000 Value Index

1. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly into an index.

2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                     PART B

                               THE MAINSTAY FUNDS

                               MAINSTAY VALUE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 3, 2004

Acquisition of the Assets and Liabilities of   By and in Exchange for Shares of
MainStay Research Value Fund                   MainStay Value Fund
("Research Value Fund")                        ("Value Fund")
(a series of The MainStay Funds)               (a series of The MainStay Funds)
51 Madison Avenue                              51 Madison Avenue
New York, New York 10010                       New York, New York 10010

      This Statement of Additional Information is available to the shareholders of the Research Value Fund in connection with a proposed transaction whereby all of the assets and liabilities of the Research Value Fund will be transferred to the Value Fund in exchange for shares of the Research Value Fund.

      This Statement of Additional Information of the Value Fund consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

      1. The Statement of Additional Information for the Research Value Fund and Value Fund dated March 1, 2004 (Accession Number
            0000950123-04-002508);

      2. The Financial Statements of the Research Value Fund and Value Fund as included in each Fund's Annual Report filed for the 10-month period ended October 31, 2003 (Accession Number
            0000950123-04-000156); and

      3. The Financial Statements of the Research Value Fund and the Value Fund as included in each Fund's Semi-Annual Report filed for the 6-month period ended April 30, 2004 (Accession Number
            0000950123-04-008049).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated December 3, 2004, relating to the reorganization of the Research Value Fund may be obtained, without charge, by contacting NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Shown below are financial statements for each Fund and pro forma financial statements for the combined Value Fund, assuming the Reorganization is consummated, as of April 30, 2004. The first table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Value Fund. The second table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Value Fund. The third table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Value Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

                            PORTFOLIO OF INVESTMENTS
                           April 30, 2004 (UNAUDITED)

RESEARCH                                                                               RESEARCH
 VALUE         VALUE     PRO FORMA                                                       VALUE        VALUE       PRO FORMA
 SHARES       SHARES      SHARES                                                         VALUE        VALUE         VALUE
--------     ---------   ---------                                                    ----------   -----------   -----------
                                      COMMON STOCKS (91.7%)

                                      AEROSPACE & DEFENSE (4.8%)
 48,753        248,200     296,953    Boeing Co. (The)                                $2,081,265   $10,595,658   $12,676,923
      -        129,800     129,800    Northrop Grumman Corp.                                   -    12,882,650    12,882,650
      -        346,200     346,200    Raytheon Co.                                             -    11,168,412    11,168,412
                                                                                      ----------   -----------   -----------
                                                                                       2,081,265    34,646,720    36,727,985
                                                                                      ----------   -----------   -----------
                                      BUILDING PRODUCTS (0.5%)
      -         35,100      35,100    American Standard Cos., Inc. (a)                         -     3,692,169     3,692,169
                                                                                      ----------   -----------   -----------
                                      CAPITAL MARKETS (4.8%)
      -        105,100     105,100    Goldman Sachs Group, Inc. (The)                          -    10,168,425    10,168,425
      -        278,200     278,200    iShares Russell 1000 Value Index (c)                     -    16,199,586    16,199,586
      -        196,600     196,600    Merrill Lynch & Co., Inc.                                -    10,661,618    10,661,618
                                                                                      ----------   -----------   -----------
                                                                                               -    37,029,629    37,029,629
                                                                                      ----------   -----------   -----------
                                      COMMERCIAL BANKS (9.2%)
      -        227,863     227,863    Bank of America Corp.                                    -    18,340,693    18,340,693
      -        223,100     223,100    Bank One Corp.                                           -    11,014,447    11,014,447
 87,531              -      87,531    Huntington Bancshares, Inc.                      1,873,163             -     1,873,163
 53,685              -      53,685    Marshall & Ilsley Corp.                          1,973,998             -     1,973,998
      -        241,300     241,300    PNC Financial Services Group, Inc. (The)                 -    12,813,030    12,813,030
      -        345,300     345,300    U.S. Bancorp                                             -     8,853,492     8,853,492
 40,817        310,300     351,117    Wachovia Corp.                                   1,867,378    14,196,225    16,063,603
                                                                                      ----------   -----------   -----------
                                                                                       5,714,539    65,217,887    70,932,426
                                                                                      ----------   -----------   -----------
                                      COMMUNICATIONS EQUIPMENT (0.8%)
      -        349,600     349,600    Motorola, Inc.                                           -     6,380,200     6,380,200
                                                                                      ----------   -----------   -----------
                                      COMPUTERS & PERIPHERALS (2.3%)
 86,387              -      86,387    Hewlett-Packard Co.                              1,701,824             -     1,701,824
 22,184        162,600     184,784    International Business Machines Corp.            1,955,963    14,336,442    16,292,405
                                                                                      ----------   -----------   -----------
                                                                                       3,657,787    14,336,442    17,994,229
                                                                                      ----------   -----------   -----------
                                      CONTAINERS & PACKAGING (2.3%)
      -      1,032,900   1,032,900    Smurfit-Stone Container Corp. (a)(c)                     -    17,755,551    17,755,551
                                                                                      ----------   -----------   -----------
                                      DIVERSIFIED FINANCIAL SERVICES (3.3%)
      -        528,466     528,466    Citigroup, Inc.                                          -    25,413,930    25,413,930
                                                                                      ----------   -----------   -----------
                                      DIVERSIFIED TELECOMMUNICATION SERVICES (5.9%)
      -        215,100     215,100    ALLTEL Corp.                                             -    10,828,134    10,828,134
      -        329,400     329,400    BellSouth Corp.                                          -     8,501,814     8,501,814
 82,517        220,300     302,817    SBC Communications, Inc.                         2,054,673     5,485,470     7,540,143
 56,121        433,600     489,721    Verizon Communications, Inc.                     2,118,007    16,364,064    18,482,071
                                                                                      ----------   -----------   -----------
                                                                                       4,172,680    41,179,482    45,352,162
                                                                                      ----------   -----------   -----------
                                      ELECTRIC UTILITIES (0.2%)
 28,603              -      28,603    FPL Group, Inc.                                  1,819,723             -     1,819,723
                                                                                      ----------   -----------   -----------
                                      ELECTRICAL EQUIPMENT (0.5%)
      -         68,700      68,700    Cooper Industries, Ltd. Class A                          -     3,772,317     3,772,317
                                                                                      ----------   -----------   -----------
                                      ENERGY EQUIPMENT & SERVICES (2.7%)
      -        177,700     177,700    Diamond Offshore Drilling, Inc.  (c)                     -     4,008,912     4,008,912
      -        355,100     355,100    Pride International, Inc. (a)                            -     5,990,537     5,990,537
      -        385,300     385,300    Transocean, Inc. (a)                                     -    10,699,781    10,699,781
                                                                                      ----------   -----------   -----------
                                                                                               -    20,699,230    20,699,230
                                                                                      ----------   -----------   -----------
                                      FOOD & STAPLES RETAILING (3.2%)
      -        462,700     462,700    CVS Corp.                                                -    17,874,101    17,874,101
      -        380,800     380,800    Kroger Co. (The) (a)(c)                                  -     6,664,000     6,664,000
                                                                                      ----------   -----------   -----------
                                                                                               -    24,538,101    24,538,101
                                                                                      ----------   -----------   -----------
                                      FOOD PRODUCTS (4.4%)
126,629              -     126,629    Archer-Daniels-Midland Co.                       2,223,605             -     2,223,605
      -        266,300     266,300    Cadbury Schwppes PLC ADR (c)(d)                          -     8,694,695     8,694,695
 70,177              -      70,177    ConAgra Foods, Inc.                              2,027,414             -     2,027,414
      -        235,100     235,100    General Mills, Inc.                                      -    11,461,125    11,461,125
      -        275,600     275,600    Kraft Foods, Inc. Class A                                -     9,069,996     9,069,996
                                                                                      ----------   -----------   -----------
                                                                                       4,251,019    29,225,816    33,476,835
                                                                                      ----------   -----------   -----------
                                      HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
 61,448              -      61,448    Baxter International, Inc.                       1,944,829             -     1,944,829
 36,572              -      36,572    Beckman Coulter, Inc.                            2,042,181             -     2,042,181
                                                                                      ----------   -----------   -----------
                                                                                       3,987,010             -     3,987,010
                                                                                      ----------   -----------   -----------
                                      HEALTH CARE PROVIDERS & SERVICES (1.9%)
      -        350,300     350,300    HCA, Inc.                                                -    14,232,689    14,232,689
                                                                                      ----------   -----------   -----------
                                      HOUSEHOLD PRODUCTS (2.9%)
 31,953        201,100     233,053    Kimberly-Clark Corp.                             2,091,324    13,161,995    15,253,319
      -         68,300      68,300    Procter & Gamble Co. (The)                               -     7,222,725     7,222,725
                                                                                      ----------   -----------   -----------
                                                                                       2,091,324    20,384,720    22,476,044
                                                                                      ----------   -----------   -----------
                                      INSURANCE (10.1%)
 45,881        299,000     344,881    Allstate Corp. (The)                             2,105,938    13,724,100    15,830,038
      -        140,600     140,600    American International Group, Inc.                       -    10,073,990    10,073,990
 30,656        226,900     257,556    Hartford Financial Services Group, Inc. (The)    1,872,468    13,859,052    15,731,520
      -        190,000     190,000    Marsh & McLennan Cos., Inc.                              -     8,569,000     8,569,000
      -        273,600     273,600    Prudential Financial, Inc.                               -    12,021,984    12,021,984
      -        374,511     374,511    St. Paul Travelers Cos., Inc. (The)                      -    15,231,362    15,231,362
                                                                                      ----------   -----------   -----------
                                                                                       3,978,406    73,479,488    77,457,894
                                                                                      ----------   -----------   -----------
                                      IT SERVICES (1.8%)
      -        345,700     345,700    Computer Sciences Corp. (a)                              -    14,142,587    14,142,587
                                                                                      ----------   -----------   -----------
                                      LEISURE EQUIPMENT & PRODUCTS (0.2%)

      106,747                -          106,747    Mattel, Inc.                              1,810,429            -    1,810,429
                                                                                            ----------  -----------  -----------
                                                   MACHINERY (3.2%)
       29,733                -           29,733    Ingersoll-Rand Co. Class A                1,919,265            -    1,919,265
            -          506,100          506,100    Navistar International Corp. (a)(c)               -   22,850,415   22,850,415
                                                                                            ----------  -----------  -----------
                                                                                             1,919,265   22,850,415   24,769,680
                                                                                            ----------  -----------  -----------
                                                   METALS & MINING (1.4%)
            -          351,356          351,356    Alcoa, Inc.                                       -   10,804,197   10,804,197
                                                                                            ----------  -----------  -----------
                                                   MULTILINE RETAIL (0.3%)
       58,128                -           58,128    J.C. Penney Co., Inc. Holding Co.         1,968,214            -    1,968,214
                                                                                            ----------  -----------  -----------
                                                   MULTI-UTILITIES & UNREGULATED
                                                     POWER (0.3%)
       83,120                -           83,120    Energy East Corp.                         1,957,476            -    1,957,476
                                                                                            ----------  -----------  -----------
                                                   OFFICE ELECTRONICS (0.3%)
      144,547                -          144,547    Xerox Corp. (a)                           1,941,266            -    1,941,266
                                                                                            ----------  -----------  -----------
                                                   OIL & GAS (9.4%)
       21,588          186,452          208,040    ChevronTexaco Corp.                       1,975,302   17,060,358   19,035,660
       29,919          238,400          268,319    ConocoPhillips                            2,133,225   16,997,920   19,131,145
       49,810          395,800          445,610    ExxonMobil Corp.                          2,119,415   16,841,290   18,960,705
            -          313,700          313,700    Kerr-McGee Corp.                                  -   15,349,341   15,349,341
                                                                                            ----------  -----------  -----------
                                                                                             6,227,942   66,248,909   72,476,851
                                                                                            ----------  -----------  -----------
                                                   PAPER & FOREST PRODUCTS (3.3%)
            -          400,100          400,100    Bowater, Inc. (c)                                 -   16,784,195   16,784,195
            -          172,700          172,700    International Paper Co.                           -    6,963,264    6,963,264
       32,324                -           32,324    Weyerhaeuser Co.                          1,913,581            -    1,913,581
                                                                                            ----------  -----------  -----------
                                                                                             1,913,581   23,747,459   25,661,040
                                                                                            ----------  -----------  -----------
                                                   PHARMACEUTICALS (4.9%)
       45,623                -           45,623    Abbott Laboratories                       2,008,325            -    2,008,325
       70,200          433,300          503,500    Bristol-Myers Squibb Co.                  1,762,020   10,875,830   12,637,850
       43,113          408,000          451,113    Merck & Co., Inc.                         2,026,311   19,176,000   21,202,311
       48,991                -           48,991    Wyeth                                     1,865,087            -    1,865,087
                                                                                            ----------  -----------  -----------
                                                                                             7,661,743   30,051,830   37,713,573
                                                                                            ----------  -----------  -----------
                                                   ROAD & RAIL (1.8%)
       62,521          297,900          360,421    Burlington Northern Santa Fe Corp.        2,044,437    9,741,330   11,785,767
       30,357                -           30,357    Union Pacific Corp.                       1,788,938            -    1,788,938
                                                                                            ----------  -----------  -----------
                                                                                             3,833,375    9,741,330   13,574,705
                                                                                            ----------  -----------  -----------
                                                   SEMICONDUCTORS & SEMICONDUCTOR
                                                     EQUIPMENT (0.5%)
            -          263,100          263,100    Advanced Micro Devices, Inc. (a)(c)               -    3,741,282    3,741,282
                                                                                            ----------  -----------  -----------
                                                   SPECIALTY RETAIL (2.5%)
            -          760,500          760,500    Gap, Inc. (The) (c)                               -   16,738,605   16,738,605
      100,261                -          100,261    Limited Brands                            2,069,387            -    2,069,387
                                                                                            ----------  -----------  -----------
                                                                                             2,069,387   16,738,605   18,807,992
                                                                                            ----------  -----------  -----------
                                                   THRIFTS & MORTGAGE FINANCE (1.5%)
       48,659          232,950          281,609    Washington Mutual, Inc.                   1,916,678    9,175,901   11,092,579
                                                                                            ----------  -----------  -----------
                                                   Total Common Stock
                                                     (Cost $55,313,993, $566,200,240,
                                                       $621,514,233)                        64,973,109  639,226,886  704,199,995
                                                                                            ----------  -----------  -----------
                                                   CONVERTIBLE PREFERRED STOCKS (3.5%)

                                                   HEALTH CARE PROVIDERS & SERVICES (0.8%)
                                                   Goldman Sachs Group, Inc. (The)
            -          138,900          138,900      1.875%, Series UHS (e)                          -    6,089,654    6,089,654
                                                                                            ----------  -----------  -----------
                                                   OIL & GAS (2.0%)
                                                   Goldman Sachs Group, Inc. (The)
            -           60,000           60,000      1.75%, Series DO/RIG (e)                        -    5,343,480    5,343,480
            -           62,301           62,301      2.625%, Series BSKT (e)                         -    6,267,481    6,267,481
            -           40,000           40,000      2.75%, Series BSKT (e)                          -    3,952,880    3,952,880
                                                                                            ----------  -----------  -----------
                                                                                                     -   15,563,841   15,563,841
                                                                                            ----------  -----------  -----------
                                                   SOFTWARE (0.7%)
                                                   Goldman Sachs Group, Inc. (The)
            -          304,800          304,800      2.75%, Series BMC (e)                           -    5,522,671    5,522,671
                                                                                            ----------  -----------  -----------
                                                   Total Convertible Preferred Stocks
                                                     (Cost $28,487,923)                              -   27,176,166   27,176,166
                                                                                            ----------  -----------  -----------

  NUMBER OF        NUMBER OF        NUMBER OF
CONTRACTS (f)    CONTRACTS (f)    CONTRACTS (f)
-------------    -------------    -------------
                                                   PURCHASED CALL OPTION (0.1%)

                                                   ENERGY EQUIPMENT & SERVICES (0.1%)
                                                   Rowan Cos., Inc. Strike Price $25.00
            -            2,697            2,697      Expire 10/16/04 (a)(g)                          -      323,640      323,640
                                                                                            ----------  -----------  -----------
                                                   Total Purchased Call Option
                                                     (Cost $331,623)                                 -      323,640      323,640
                                                                                            ----------  -----------  -----------

  PRINCIPAL        PRINCIPAL        PRINCIPAL
   AMOUNT            AMOUNT          AMOUNT
-------------    -------------    -------------
                                                   SHORT-TERM INVESTMENTS (15.2%)

                                                   COMMERCIAL PAPER (4.9%)
                                                   American Express Credit Corp.
$           -    $   2,500,000    $   2,500,000      1.02%, due 5/4/04                               -    2,499,787    2,499,787
                                                   Federal Home Loan Bank
            -        3,165,000        3,165,000      0.92%, due 5/3/04                               -    3,164,838    3,164,838
                                                   Federal National Mortgage
                                                     Association
            -        6,220,000        6,220,000      0.91%, due 5/3/04                               -    6,219,686    6,219,686

                                               General Electric Capital Corp.
            -      2,215,000       2,215,000     1.02%, due 5/6/04                              -       2,214,686       2,214,686
                                               Morgan Stanley & Co.
            -     11,985,000      11,985,000     1.02%, due 5/4/04                              -      11,983,981      11,983,981
            -      5,000,000       5,000,000     1.03%, due 5/24/04                             -       4,996,709       4,996,709
                                               UBS Finance (Delaware) LLC
            -      6,675,000       6,675,000     1.02%, due 5/3/04                              -       6,674,622       6,674,622
                                                                                      -----------    ------------    ------------
                                                                                                -      37,754,309      37,754,309
                                                                                      -----------    ------------    ------------
                                               Total Commercial Paper
                                                 (Cost $37,754,309)                             -      37,754,309      37,754,309
                                                                                      -----------    ------------    ------------

   SHARES         SHARES          SHARES
-------------  -------------   -------------
                                               INVESTMENT COMPANY (0.1%)
            -        962,181         962,181   AIM Institutional Funds
                                                 Group (h)                                      -         962,181         962,181
                                                                                      -----------    ------------    ------------
                                               Total Investment Company                         -         962,181         962,181
                                                 (Cost $962,181)                      -----------    ------------    ------------

  PRINCIPAL      PRINCIPAL       PRINCIPAL
   AMOUNT         AMOUNT          AMOUNT
-------------  -------------   -------------
                                               MASTER NOTE (4.4%)
                                               Banc of America Securities LLC
$           -  $  33,428,000   $  33,428,000   1.1874%, due 5/3/04 (h)                          -      33,428,000      33,428,000
                                                                                      -----------    ------------    ------------
                                               Total Master Note
                                                 (Cost $33,428,000)                             -      33,428,000      33,428,000
                                                                                      -----------    ------------    ------------
                                               REPURCHASE AGREEMENTS (5.8%)
                                               Banc One Capital Markets, Inc.
                                                 1.1799%, dated 4/30/04
                                                 due 5/3/04 (h)
                                                 Proceeds at Maturity
                                                 $7,500,737
                                                 (Collateralized by Various
                                                 Bonds with a Principal
                                                 Amount of $8,175,361 and a
            -      7,500,000       7,500,000     Market Value of $7,650,038)                    -       7,500,000       7,500,000
                                               Countrywide Securities Corp.
                                                 1.1324%, due 4/30/04
                                                 due 5/3/04 (h)
                                                 Proceeds at Maturity
                                                 $7,086,669
                                                 (Collateralized by Various
                                                 Bonds with a Principal
                                                 Amount of $7,414,835 and a
            -      7,086,000       7,086,000     Market Value of $7,383,546)                    -       7,086,000       7,086,000
                                               Credit Suisse First Boston LLC
                                                 1.1124%, due 4/30/04
                                                 due 5/3/04 (h)
                                                 Proceeds at Maturity
                                                 $2,193,203
                                                 (Collateralized by Various
                                                 Bonds with a Principal
                                                 Amount of $2,132,814 and a
            -      2,193,000       2,193,000     Market Value of $2,236,916)                    -       2,193,000       2,193,000
                                               Lehman Brothers, Inc.
                                                 1.1124%, due 4/30/04
                                                due 5/3/04 (h)
                                                 Proceeds at Maturity
                                                 $5,000,464
                                                 (Collateralized by Various
                                                 Bonds with a Principal
                                                 Amount of $6,570,316 and a
            -      5,000,000       5,000,000     Market Value of $5,284,394)                    -       5,000,000       5,000,000
                                               Merrill Lynch & Co., Inc.
                                                 1.1424%, due 4/30/04
                                                 due 5/3/04 (h)
                                                 Proceeds at Maturity
                                                 $22,835,173
                                                 (Collateralized by Various
                                                 Bonds with a Principal
                                                 Amount of $22,400,562 and a
            -     22,833,000      22,833,000     Market Value of $23,975,238)                   -      22,833,000      22,833,000
                                                                                      -----------    ------------    ------------
                                               Total Repurchase Agreements
                                                 (Cost $44,612,000)                             -      44,612,000      44,612,000
                                                                                      -----------    ------------    ------------
                                               Total Short-Term Investments
                                                 (Cost $116,756,490)                            -     116,756,490     116,756,490
                                                                                      -----------    ------------    ------------
                                               Total Investments
                                                 (Cost $55,313,993,
                                                   $711,776,276,
                                                   $767,090,269) (i)           110.5%  64,973,109(j)  783,483,182(j)  848,456,291(j)
                                               Liabilities in Excess of
                                                 Cash & Other Assets           (10.5)     110,852     (80,409,604)    (80,298,752)
                                                                               -----  -----------    ------------    ------------
                                               Net Assets                      100.0% $65,083,961    $703,073,578    $768,157,539
                                                                               =====  ===========    ============    ============

  NUMBER OF      NUMBER OF       NUMBER OF
CONTRACTS (f)  CONTRACTS (f)   CONTRACTS (f)
-------------  -------------   -------------
                                               WRITTEN CALL OPTIONS (0.0%)(b)
                                               MACHINERY (0.0%)(b)
                                               Navistar International Corp.
                                                 Strike Price $55.00
            -         (1,112)         (1,112)    Expire 7/17/04 (a)(g)                $         -    $    (44,480)   $    (44,480)
                                                                                      -----------    ------------    ------------
                                               OIL & GAS (0.0%)(b)

                                               ChevronTexaco Corp.
                                                 Strike Price $90.00
            -           (551)           (551)    Expire 6/19/04 (a)(g)                          -        (181,830)       (181,830)
                                                                                      -----------    ------------    ------------
                                               Total Written Call Options
                                                 (Premium ($251,440))                 $         -    $   (226,310)   $   (226,310)
                                                                                      ===========    ============    ============

(a)   Non-income producing security.

(b)   Less than one-tenth of a percent.

(c)   Represents a security, or a portion thereof, which is out on loan.

(d)   ADR-American Depositary Receipt.

(e) Synthetic Convertible-an equity linked security issued by an entity other than the issuer of the underlying equity instrument.

(f)   One contract relates to 100 shares.

(g)   Options can be exercised into the underlying common stock.

(h) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.

(i)   The cost for federal income tax purposes is $768,688,438.

(j) At April 30, 2004 net unrealized appreciation was $79,767,853, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $89,225,063 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,457,210.

      STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2004 (UNAUDITED)

                                                              RESEARCH
                                                                VALUE            VALUE             PRO FORMA            PRO FORMA
                                                                FUND             FUND             ADJUSTMENTS           COMBINED
                                                           ------------------------------------------------------------------------
ASSETS:
Investment in securities, at value*                        $   64,973,109   $  783,483,182       $           -       $  848,456,291
Cash                                                                    -            3,706                   -                3,706
Deposits with brokers for securities loaned                             -            9,036                   -                9,036
Receivables:

          Investment securities sold                              424,511        6,901,274                   -            7,325,785
          Dividends and Interest                                  159,887        1,222,504                   -            1,382,391
          Fund shares sold                                         66,770          194,463                   -              261,233
Other assets                                                       25,239           31,424                   -               56,663
                                                           --------------   --------------       -------------       --------------
                  Total assets                                 65,649,516      791,845,589                   -          857,495,105
                                                           --------------   --------------       -------------       --------------
LIABILITIES:
Due to Custodian                                                  248,047                -                   -              248,047
Securities lending collateral                                           -       79,011,217                   -           79,011,217
Written call options, at value **                                       -          226,310                   -              226,310
Payables:
          Investment securities purchased                               -        7,364,841                   -            7,364,841
          Fund shares redeemed                                    128,421          563,652                   -              692,073
          Transfer agent                                           61,008          596,317                   -              657,325
          NYLIFE Distributors                                      38,552          514,391                   -              552,943
          Manager                                                  46,325          375,242                   -              421,567
          Professional                                             17,564                -                                   17,564
          Custodian                                                 2,069            5,322                   -                7,391
          Trustees                                                      -            4,529                   -                4,529
Accrued expenses                                                   23,569          110,190                   -              133,759
                                                           --------------   --------------       -------------       --------------
                  Total liabilities                               565,555       88,772,011                   -           89,337,566
                                                           --------------   --------------       -------------       --------------
Net assets                                                 $   65,083,961   $  703,073,578       $           -       $  768,157,539
                                                           ==============   ==============       =============       ==============

* Cost of investments in securities                        $   55,313,993   $  711,776,276 (b)   $           -       $  767,090,269
** Premium received                                        $            -   $      251,440       $           -       $      251,440

COMPOSITION OF NET ASSETS:
Capital Stock (par value of $.01 per share)
          1 billion shares authorized
          Class A                                          $       24,089   $       66,120       $      (9,918)      $       80,291
          Class B                                                  25,324          324,808             (11,054)             339,078
          Class C                                                  13,884            2,211              (6,028)              10,067
          Class I                                                       -                1                   -                    1
          R1                                                            -                1                   -                    1
          R2                                                            -                1                   -                    1
Additional paid-in capital                                     69,067,481      686,744,163              27,000          755,811,644
Accumulated undistributed net investment income                   131,402          260,665                   -              392,067
Accumulated net realized loss on investments and
          written option transactions                         (13,837,335)     (56,056,428)                  -          (69,893,763)
Net unrealized appreciation on investments                      9,659,116       71,732,036                   -           81,391,152
                                                           --------------   --------------       -------------       --------------
Net assets                                                 $   65,083,961   $  703,073,578       $           -       $  768,157,539
                                                           ==============   ==============       =============       ==============
CLASS A
Net assets applicable to outstanding shares                $   25,420,273   $  118,461,871       $           -       $  143,882,144
                                                           ==============   ==============       =============       ==============
Shares of beneficial interest outstanding                       2,408,913        6,612,012            (991,788) (a)       8,029,137
                                                           ==============   ==============       =============       ==============
Net asset value per share outstanding                      $        10.55   $        17.92       $           -       $        17.92
Maximum sales charge (5.50% of offering price)                       0.61             1.04                0.00                 1.04
                                                           --------------   --------------       -------------       --------------

Maximum offering price per share outstanding               $        11.16   $        18.96       $        0.00       $        18.96
                                                           ==============   ==============       =============       ==============
CLASS B
Net assets applicable to outstanding shares                $   25,616,761   $  580,655,485       $           -       $  606,272,246
                                                           ==============   ==============       =============       ==============
Shares of beneficial interest outstanding                       2,532,428       32,480,815          (1,105,399) (a)      33,907,844
                                                           ==============   ==============       =============       ==============
Net asset value and offering price per share outstanding   $        10.12   $        17.88       $           -       $        17.88
                                                           ==============   ==============       =============       ==============
CLASS C
Net assets applicable to outstanding shares                $   14,046,927   $    3,953,210       $           -       $   18,000,137
                                                           ==============   ==============       =============       ==============
Shares of beneficial interest outstanding                       1,388,373          221,137            (602,791) (a)       1,006,719
                                                           ==============   ==============       =============       ==============
Net asset value and offering price per share outstanding   $        10.12   $        17.88       $           -       $        17.88
                                                           ==============   ==============       =============       ==============
CLASS I
Net assets applicable to outstanding shares                $            -   $        1,005       $           -       $        1,005
                                                           ==============   ==============       =============       ==============
Shares of beneficial interest outstanding                               -               56                   -                   56
                                                           ==============   ==============       =============       ==============
Net asset value and offering price per share outstanding   $            -   $        17.95       $           -       $        17.95
                                                           ==============   ==============       =============       ==============
CLASS R1
Net assets applicable to outstanding shares                $            -   $        1,004       $           -       $        1,004
                                                           ==============   ==============       =============       ==============
Shares of beneficial interest outstanding                               -               56                   -                   56
                                                           ==============   ==============       =============       ==============
Net asset value and offering price per share outstanding   $            -   $        17.93       $           -       $        17.93
                                                           ==============   ==============       =============       ==============
CLASS R2
Net assets applicable to outstanding shares                $            -   $        1,003       $           -       $        1,003
                                                           ==============   ==============       =============       ==============
Shares of beneficial interest outstanding                               -               56                   -                   56
                                                           ==============   ==============       =============       ==============
Net asset value and offering price per share outstanding   $            -   $        17.92       $           -       $        17.92
                                                           ==============   ==============       =============       ==============

(a) Reflects new shares issued, net of retired shares of Research Value Fund. (Calculation: Net Assets / NAV per share)

(b) Identified cost includes $75,718,231 of securities loaned.

 STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED APRIL 30, 2004 (UNAUDITED)

                                                                RESEARCH
                                                                 VALUE         VALUE         PRO FORMA           PRO FORMA
                                                                  FUND          FUND        ADJUSTMENTS           COMBINED
                                                             -----------------------------------------------------------------
INVESTMENT INCOME:
Income:
       Dividends (a)                                         $  1,515,751   $  14,402,039   $          -        $   15,917,790
       Interest                                                     1,460         396,498              -               397,958
       Income from securities loaned - net                              -         162,346              -               162,346
                                                             ------------   -------------   ------------        --------------
             Total Income                                       1,517,211      14,960,883              -            16,478,094
                                                             ------------   -------------   ------------        --------------

Expenses:
       Manager                                                    510,078       4,304,037       (115,378) (a)        4,698,737
       Distribution - Class B                                     175,480       4,240,873              -             4,416,353
       Distribution - Class C                                      79,784          23,943              -               103,727
       Transfer agent                                             254,096       2,472,383              -             2,726,479
       Service - Class A                                           64,934         284,798              -               349,732
       Service - Class B                                           58,494       1,413,624              -             1,472,118
       Service - Class C                                           26,595           7,981              -                34,576
       Shareholder communication                                   29,235         146,457        (29,235) (b)          146,457
       Recordkeeping                                               23,341          94,958       (118,299) (b)                -
       Professional                                                41,357          98,318        (36,655) (b)          103,020
       Custodian                                                    8,520          71,999              -                80,519
       Registration                                                33,591          44,699        (28,267) (b)           50,023
       Trustees                                                     5,940          35,938              -                41,878
       Amortization of organizational expense                       1,198               -              -                 1,198
       Miscellaneous                                               21,832          32,223        (21,832) (b)           32,223
                                                             ------------   -------------   ------------        --------------
              Total expenses before reimbursement               1,334,475      13,272,231       (349,666)           14,257,040 (c)
Expense reimbursement from Manager                                (58,937)              -          6,609               (52,328)
                                                             ------------   -------------   ------------        --------------
               Total expenses                                   1,275,538      13,272,231       (343,057)           14,204,712
                                                             ------------   -------------   ------------        --------------
Net investment income                                             241,673       1,688,652       (343,057)            2,273,382
                                                             ------------   -------------   ------------        --------------

REALIZED AND UNREALIZED GAIN ON
     WRITTEN OPTION TRANSACTIONS:

Net realized gain from:
       Security transactions                                    1,945,642      42,608,340              -            44,553,982
       Written option transactions                                      -         310,139              -               310,139
                                                             ------------   -------------   ------------        --------------
Net realized gain on investments and written
       option transactions                                      1,945,642      42,918,479              -            44,864,121
                                                             ------------   -------------   ------------        --------------
Net change in unrealized appreciation on:
       Security transactions                                   10,428,084     105,056,073              -           115,484,157
       Written option transactions                                      -        (441,402)             -              (441,402)
                                                             ------------   -------------   ------------        --------------
Net unrealized gain on investments and written
       option transactions                                     10,428,084     104,614,671              -           115,042,755
                                                             ------------   -------------   ------------        --------------
Net realized and unrealized gain on investments
       and written option transactions                         12,373,726     147,533,150              -           159,906,876
                                                             ------------   -------------   ------------        --------------
Net increase in net assets resulting from operations         $ 12,615,399   $ 149,221,802   $   (343,057)       $  162,180,258
                                                             ------------   -------------   ------------        --------------

(a) Dividends recorded net of foreign withholding taxes of              -   $      15,567              -        $       15,567

----------------
(a) Reflects adjustment in expenses due to effects of new contractual rates.

(b) Reflects adjustment in expenses due to elimination of duplicate services.

(c) Effective December 1, 2004, NYLIM has voluntarily agreed to reimburse the Value Fund's expenses to the extent that total annual fund operating expenses exceed 1.22% of average daily net assets for Class A shares and 1.97% of average daily net assets for Class B and C shares.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- BASIS OF COMBINATION:

On September 21, 2004, the Board of Trustees of The MainStay Funds (the "Trust") approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to the approval by the shareholders of MainStay Research Value Fund ("Research Value Fund"), MainStay Value Fund ("Value Fund"), a series of the Trust, will acquire all of the assets of Research Value Fund, also a series of the Trust, and assume the liabilities of such Fund, in exchange for a number of shares of Value Fund equal in value to the net assets of the Research Value Fund (the "Reorganization").

The Reorganization will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at April 30, 2004. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of Research Value Fund and Value Fund at April 30, 2004. The unaudited pro forma statement of operations reflects the results of operations of Research Value Fund and Value Fund for the year ended April 30, 2004. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for Research Value Fund and Value Fund under generally accepted accounting principles in the United States. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Value Fund for pre-combination periods will not be restated.

The unaudited pro forma portfolio of investments, statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund that are incorporated by reference in the Statements of Additional Information.

NOTE 2 -- SECURITY VALUATION:

The net asset value per share of each class of shares of the Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares of the Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trust's Board of Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's Manager or Subadvisor deems it to be appropriate.

NOTE 3 -- CAPITAL SHARES:

The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of Research Value Fund by Value Fund as of April 30, 2004. The number of additional shares issued was calculated by dividing the net asset value of each Class of Research Value Fund by the respective Class net asset value per share of Value Fund.

NOTE 4 -- UNAUDITED PRO FORMA ADJUSTMENTS:

The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 30, 2004. Research Value Fund expenses were adjusted assuming Value Fund's fee structure was in effect for the year ended April 30, 2004.

NOTE 5 -- USE OF ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 6 -- FEDERAL INCOME TAXES:

Each Fund's policy is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

The Funds intend to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward, which may offset Value Fund's capital gains in any given year, may be limited as a result of the previous reorganization. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

      INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      JOINT ACCOUNTS: Both parties must sign; the names of the parties signing should conform exactly to the name shown in the registration on the proxy card.

      ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

      For example:

         REGISTRATION                                                          VALID SIGNATURE
         ------------                                                          ---------------
CORPORATE ACCOUNTS
(1)   ABC Corp.........................................................   ABC Corp. John Doe, Treasurer
(2)   ABC Corp.........................................................   John Doe, Treasurer
(3)   ABC Corp. c/o John Doe...........................................   John Doe, Treasurer
(4)   ABC Corp. Profit Sharing Plan....................................   John Doe, Trustee

PARTNERSHIP ACCOUNTS
(1)   The XYZ Partnership..............................................   Jane B. Smith, Partner
(2)   Smith and Jones, Limited Partnership.............................   Jane B. Smith, General Partner

TRUST ACCOUNTS
(1)   ABC Trust........................................................   Jane B. Doe, Trustee
(2)   Jane B. Doe, Trustee u/t/d 12/28/78..............................   Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS
(1)   John B. Smith, Cust..............................................   John B. Smith, Custodian for John B.
      f/b/o John B. Smith, Jr.  UGMA/UTMA                                 Smith Jr., UGMA/UTMA
(2)   Estate of John B. Smith..........................................   John B. Smith, Jr., Executor
                                                                          Estate of John B. Smith

                                   PROXY CARD

                               THE MAINSTAY FUNDS

       FOR SPECIAL MEETING OF SHAREHOLDERS OF MAINSTAY RESEARCH VALUE FUND

                         TO BE HELD ON JANUARY 18, 2005

      The undersigned shareholder of MainStay Research Value Fund (the "Research Value Fund"), a series of The MainStay Funds (the "Trust"), hereby constitutes and appoints Robert A. Anselmi, Patrick J. Farrell and Marguerite E.H. Morrison, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Research Value Fund held in his or her name on the books of the Research Value Fund and which he or she is entitled to vote at the Special Meeting of Shareholders of the Research Value Fund, to be held at the principal offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on January 18, 2005, beginning at approximately 9:00 a.m. Eastern time, and at any adjournments or postponements of the Special Meeting with all the powers that the undersigned would possess if personally present, and designated on the reverse hereof.

      The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Research Value Fund and the Proxy Statement/Prospectus dated December 3, 2004.

      The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of the assets of the Fund by the MainStay Value Fund ("Value Fund"), a series of the Trust, in exchange for shares of the Value Fund and the assumption of all liabilities of the Research Value Fund by the Value Fund; and (ii) the subsequent liquidation of the Research Value Fund. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

      Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

[ ]   Please check this box if you plan to attend the Special Meeting

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE:  [X]

                                                                               FOR            AGAINST           ABSTAIN
PROPOSAL

      To approve an Agreement and Plan of Reorganization providing             [ ]              [ ]               [ ]
      for (i) the acquisition of the assets of the Research Value
      Fund by the Value Fund, a series of the Trust, in exchange for shares of the Value Fund and the assumption of all
      liabilities of the Research Value Fund by the Value Fund;
      and (ii) the subsequent liquidation of the Research Value
      Fund.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Your proxy is important to assure a quorum at the Special Meeting of Shareholders of the Research Value Fund whether or not you plan to attend the Special Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

Signature(s): __________________________ Date: _________________________ , 2004.

Signature(s): __________________________ Date: _________________________ , 2004.

                               THE MAINSTAY FUNDS

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

New York Life Insurance Company maintains Directors & Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries and certain affiliates, including The MainStay Funds. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

Article IV of Registrant's Declaration of Trust states as follows:

      SECTION 4.3. MANDATORY INDEMNIFICATION.

            (a) Subject to the exceptions and limitations contained in paragraph
            (b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

            (b) No indemnification shall be provided hereunder to a Trustee or officer:

                  (i) against any liability to the Trust or a Series thereof or the shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

                  (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                        (A) by the court or other body approving the settlement or other disposition; or

                        (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

            (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

            (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceedings of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust or a Series thereof to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                  (i) such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or a Series thereof shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

      As used in this Section 4.3, a "Non-interested Trustee" is one who is not
(i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1) Form of Declaration of Trust as Amended and Restated December 31, 1994 -- Previously filed as Exhibit a(4) to Post-Effective Amendment No. 53 to the Trust's Registration Statement.

(2) Amended and Restated By-Laws dated December 31, 1994 -- Previously filed as Exhibit 2(b) to Post-Effective Amendment No. 32 to the Trust's Registration Statement

(3)   Not Applicable.

(4) Form of Agreement and Plan of Reorganization -- Filed herewith as Exhibit A to the Proxy Statement/Prospectus.

(5) See the Declaration of Trust, as amended and supplemented from time to time (Exhibit 1, above), and the Amended and Restated By-Laws dated December 31, 1994 (Exhibit 2, above).

(6)   (a)   Amended and Restated Management Agreement between The MainStay Funds and New York Life Investment Management LLC -- Previously filed as
            Exhibit (d)(1)(a) to Post-Effective Amendment No. 62 to the Trust's
            Registration Statement

      (b) Amended and Restated Sub-Advisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC -- Previously filed as Exhibit (d)(2)(a) to Post-Effective Amendment No. 62 to the Trust's Registration Statement

(7)   (a)   Amended and Restated Master Distribution Agreement between the
            MainStay Funds and NYLIFE Distributors Inc. -- Previously filed as
            Exhibit (e)(1) to Post-Effective Amendment No. 62 to the Trust's
            Registration Statement

      (b) Form of Soliciting Dealer Agreement -- Previously filed as Exhibit e(2)(a) to Post-Effective Amendment No. 53 to the Trust's Registration Statement

(8)   Not Applicable.

(9)   (a)   Special Custody Agreement with State Street Bank -- Previously filed as Exhibit g to Post- Effective Amendment No. 53 to the Trust's
            Registration Statement

      (b) Custodian Contract with State Street Bank and Trust Company -- Previously filed as Exhibit g(1) to Post-Effective Amendment No. 53 to the Trust's Registration Statement

            (i) Amendment to Custodian Contract dated 6/23/98 -- Previously filed as Exhibit g(1)(i) to Post-Effective Amendment No. 53

            (ii) Amendment to Custodian Contract dated 1/27/97 -- Previously filed as Exhibit g(1)(ii) to Post-Effective Amendment No. 53

            (iii) Amendment to Custodian Contract dated 5/12/89 -- Previously filed as Exhibit g(1)(iii) to Post-Effective Amendment No. 53

            (iv) Amendment to Custodian Contract dated 6/30/88 -- Previously filed as Exhibit g(1)(iv) to Post-Effective Amendment No. 53

            (v) Amendment to Custodian Contract dated 4/27/92 -- Previously filed as Exhibit g(1)(v) to Post-Effective Amendment No. 53

            (vi) Amendment to Custodian Contract dated 10/25/88 -- Previously filed as Exhibit g(1)(vi) to Post-Effective Amendment No. 53

      (c) Fee schedule for Custodian Contract with State Street Bank and Trust Company -- Previously filed as Exhibit g(2) to Post-Effective Amendment No. 53 to the Trust's Registration Statement

            (i) Amendment to Custodian Contract dated July 2, 2001 -- Previously filed as Exhibit g(2)(i) to Post-Effective Amendment No. 58 to the Trust's Registration Statement

      (d)   Custodian Contract with The Bank of New York -- Previously filed as
            Exhibit 8(a) to Post-Effective Amendment No. 7 to the Trust's Registration Statement.

(10)  (a)   Amended and Restated Plan of Distribution pursuant to Rule 12b-1
            (Class A shares) -- Previously filed as Exhibit (m)(1) to
            Post-Effective Amendment No. 62 to the Trust's Registration
            Statement.

      (b) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B shares) -- Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 62 to the Trust's Registration Statement

      (c) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C shares) -- Previously filed as Exhibit (m)(3) to Post-Effective Amendment No. 62 to the Trust's Registration Statement.

      (d) Form of Plan of Distribution pursuant to Rule 12(b)-1 (Class R2 shares) -- Previously filed as Exhibit m(4) to Post-Effective Amendment No. 65 to the Trust's Registration Statement.

(11) Opinion and consent of Dechert LLP regarding legality of issuance of shares and other matters. (filed herewith)

(12)  Form of opinion of Dechert LLP regarding tax matters. (filed herewith)

(13)  Not Applicable.

(14)  (a)   Consent of Registered Public Accounting Firm, KPMG LLP. (filed herewith)

      (b) Consent of Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (filed herewith)

(15)  Not Applicable.

(16) Powers of Attorney - Previously filed with Post-Effective Amendments No. 55 and 56 to the Trust's Registration Statement.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

                                   SIGNATURES

      As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of Registrant in the City of New York and the State of New York on the 29th of October, 2004.

                         THE MAINSTAY FUNDS
                         By: /s/ Gary E. Wendlandt
                         --------------------------
                         Gary E. Wendlandt*
                         Chairman

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURES                                TITLE

      /s/ Gary E. Wendlandt*          Chairman, President, Chief Executive
      ---------------------------     Officer and Trustee
      GARY E. WENDLANDT

      /s/ Patrick J. Farrell          Vice President, Treasurer and Chief
      ---------------------------     Financial and Accounting Officer
      PATRICK J. FARRELL

      /s/ Edward J. Hogan*            Trustee
      ---------------------------
      EDWARD J. HOGAN

      /s/ Charlynn Goins**            Trustee
      ---------------------------
      CHARLYNN GOINS

      /s/ Terry L. Lierman*           Trustee
      ---------------------------
      TERRY L. LIERMAN

      /s/ John B. McGuckian*          Trustee
      ---------------------------
      JOHN B. McGUCKIAN

      /s/ Donald E. Nickelson*        Trustee
      ---------------------------
      DONALD E. NICKELSON

      /s/ Richard S. Trutanic*        Trustee
      ---------------------------
      RICHARD S. TRUTANIC

      *By: /s/ Patrick J. Farrell
      ---------------------------
      As Attorney-in-Fact*

      **By: /s/ Patrick J. Farrell
      ----------------------------
      As Attorney-in-Fact**

      October 29, 2004

* Pursuant to Powers of Attorney filed with Post-Effective Amendment No. 55 to the Trust's Registration Statement

**    Pursuant to Powers of Attorney filed with Post-Effective Amendment No. 56 to the Trust's Registration Statement

                                INDEX OF EXHIBITS

(11)    Opinion and consent of Dechert LLP.

(12)    Form of opinion of Dechert LLP regarding tax matters.

(14)(a) Consent of Independent Registered Public Accounting Firm (KPMG LLP).

(14)(b) Consent of Independent Registered Public Accounting Firm
        (PricewaterhouseCoopers LLP.)